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                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.12

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                               RACI HOLDING, INC.

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                             SHAREHOLDERS AGREEMENT

                                   ----------

                          Dated as of February 12, 2003

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                                Table of Contents

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ARTICLE I.

BOARD OF DIRECTORS...................................................................2
   Section 1.1.       Composition....................................................2
   Section 1.2.       Nominees.......................................................2
   Section 1.3.       Removal and Replacement of Nominees............................4
   Section 1.4.       Fees and Expenses..............................................6
   Section 1.5.       Chairperson of the Holding Board...............................6
   Section 1.6.       Remington's Board of Directors.................................6

ARTICLE II.

COMMITTEES OF THE BOARDS.............................................................7
   Section 2.1.       Executive Committee............................................7
   Section 2.2.       Other Committees...............................................7

ARTICLE III.

VOTING                8
   Section 3.1.       Stockholder Approval...........................................8
   Section 3.2.       Board Approval.................................................9

ARTICLE IV.

RESTRICTIONS ON DISPOSITION.........................................................11
   Section 4.1.       Restrictions on Disposition...................................11
   Section 4.2.       Right of First Offer on Sales of Common Stock.................15
   Section 4.3.       Tag-Along Rights..............................................17
   Section 4.4.       Sale of the Company...........................................18
   Section 4.5.       Right of First Offer on Sale of RACI Senior Notes.............21

ARTICLE V.

PRE-EMPTIVE RIGHTS..................................................................22
   Section 5.1.       Subscription Offer............................................22
   Section 5.2.       Acceptance of Subscription Offer..............................23
   Section 5.3.       Closing of Subscription Offer.................................23
   Section 5.4.       Issuance to a Third Party.....................................24
   Section 5.5.       Excluded Issuance.............................................24
   Section 5.6.       Extension to Obtain Governmental Approvals....................24
   Section 5.7.       Assignment....................................................24

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                                Table of Contents
                                   (continued)

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ARTICLE VI.

INFORMATION, ACCESS, ETC............................................................25
   Section 6.1.       Information Rights and Access.................................25
   Section 6.2.       Repurchases from Employees....................................25
   Section 6.3.       Confidentiality...............................................25
   Section 6.4.       Additional Information........................................26
   Section 6.5.       RACI Senior Notes.............................................27

ARTICLE VII.

CERTAIN DEFINITIONS.................................................................27
   Section 7.1.       Definitions...................................................27

ARTICLE VIII.

MISCELLANEOUS.......................................................................33
   Section 8.1.       By-Laws and Certificate of Incorporation; Amendments..........33
   Section 8.2.       Notices.......................................................33
   Section 8.3.       Severability..................................................35
   Section 8.4.       Term..........................................................35
   Section 8.5.       Headings......................................................36
   Section 8.6.       Entire Agreement..............................................36
   Section 8.7.       Counterparts..................................................36
   Section 8.8.       Governing Law.................................................36
   Section 8.9.       Assignment....................................................36
   Section 8.10.      Binding Effect; No Third Party Beneficiaries..................36
   Section 8.11.      Amendment; Waivers, etc.......................................36
   Section 8.12.      Consent to Jurisdiction.......................................37
   Section 8.13.      Waiver of Jury Trial..........................................37

                                                                  EXECUTION COPY

                             SHAREHOLDERS AGREEMENT

     SHAREHOLDERS AGREEMENT, dated as of February 12, 2003, among RACI Holding, Inc., a Delaware corporation ("Holding"), The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership ("C&D Fund IV"), and Bruckmann, Rosser & Sherrill Co. II, L.P., a Delaware limited partnership ("BRS Fund II", and each of C&D Fund IV and BRS Fund II, a "Shareholder", and together, the "Shareholders"). Capitalized terms used in this Agreement have the meanings set forth in Article VII.

                              W I T N E S S E T H:

     WHEREAS, pursuant to an Investment Agreement, dated as of December 19, 2002 (the "Investment Agreement"), by and among Holding, C&D Fund IV and BRS Fund II, pursuant to which Holding has issued to BRS Fund II, and BRS Fund II has purchased from Holding, as of the date of this Agreement, 135,954 shares of Common Stock for a cash purchase price equal to $220.31 per share (the "Share Purchase Price") for an aggregate purchase price of $29,952,025 (the "Investment");

     WHEREAS, in connection with the Investment, Holding repurchased (the "Repurchase") 722,981 of its outstanding shares of Common Stock for a combination of cash, senior notes of Holding with an interest rate of 12% (the "RACI A Senior Notes") and senior notes of Holding with an interest rate of 15% (the "RACI B Senior Notes", and together with the RACI A Senior Notes, the "RACI Senior Notes");

     WHEREAS, following the consummation of the Investment and the Repurchase, C&D Fund IV owns 28.8% and BRS Fund II owns 66.4% of the issued and outstanding shares of Common Stock, and C&D Fund IV owns all of the RACI Senior Notes;

     WHEREAS, Holding owns all of the issued and outstanding capital stock of Remington Arms Company, Inc., a Delaware corporation ("Remington", and together with Holding, the "Companies" and individually, a "Company"); and

     WHEREAS, it is a condition to the closing of the Investment that the parties enter into this Agreement to set forth (i) their rights and obligations with respect to the Companies, and (ii) certain restrictions on the transferability of the Common Stock;

     NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement, the parties hereby agree as follows:

                                   ARTICLE I.

                               BOARD OF DIRECTORS.

     Section 1.1.   Composition.

     The directors of Holding will be nominated and elected in accordance with this Agreement and the By-Laws of Holding. The number of directors for the board of directors of Holding (the "Holding Board") provided in its By-Laws shall be 12 directors initially, provided that:

     (a) the number of directors shall be reduced to 11 directors upon the first vacancy that is created by the death, resignation or removal of an Initial Independent Director; and

     (b) following the occurrence of an Ownership Change Event, the number of directors shall be increased to such number so that holders of a majority of the then outstanding shares of Common Stock may appoint, remove and replace a majority of the members of Holding's Board, including the Initial Independent Directors, their replacements and any new director nominated to fill a vacancy created by the resignation of any Named Existing Director.

     Section 1.2.   Nominees.

     (a) C&D Fund IV has the right to nominate to the Holding Board (i) two members for so long as C&D Fund IV owns, together with shares of Common Stock owned by its Affiliate Transferees and Fund Distributees, in the aggregate at least 10% of the then outstanding shares of Common Stock, and (ii) one member for so long as C&D Fund IV owns, together with the shares of Common Stock owned by its Affiliate Transferees and Fund Distributees, in the aggregate at least 1% but less than 10% of the then outstanding shares of Common Stock. The initial nominees of C&D Fund IV are Michael G. Babiarz and Thomas E. Ireland, both of whom are currently directors of Holding.

     (b) BRS Fund II has the right to nominate to the Holding Board (i) two members for so long as BRS Fund II owns, together with the shares of Common Stock owned by its Affiliate Transferees and Fund Distributees, in the aggregate at least 10% of the then outstanding shares of Common Stock, and (ii) one member for so long as BRS Fund II owns, together with the shares of Common Stock owned by its Affiliate Transferees and Fund Distributees, in the aggregate at least 1% but less than 10% of the then outstanding shares of Common Stock. The initial nominees of BRS Fund II are Stephen C. Sherrill and Harold O. Rosser.

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     (c)  In relation to B. Charles Ames, Hubbard C. Howe, Leon J. Hendrix, Jr.
and Thomas L. Millner, all of whom are currently directors of Holding (each, a "Named Existing Director"):

          (i) (1) Each of Messrs. Ames, Howe and Hendrix will be nominated for election to the Holding Board in accordance with the By-Laws of Holding for so long as he owns (together with the shares of Common Stock owned by his Related Persons) at least 1% of the then outstanding shares of Common Stock and (2) Mr. Millner will be nominated for election to the Holding Board in accordance with the By-Laws of Holding for so long as he remains the Chief Executive Officer of Holding;

          (ii) If a vacancy is created by the resignation, removal or death of any Named Existing Director:

                 (1) at any time prior to the occurrence of an Ownership Change Event, the Shareholders will mutually agree upon the person to be nominated to fill the vacancy; and

                 (2) following the occurrence of an Ownership Change Event, such vacancy will be filled by the person nominated by holders of a majority of the then outstanding shares of Common Stock;

          (iii) If any of the Named Existing Directors is not required to be nominated in accordance with Section 1.2(c)(i), then:

                 (1) at any time prior to the occurrence of an Ownership Change Event, the Shareholders will mutually agree upon the person to be nominated to fill the seat occupied by such Named Existing Director; and

                 (2) following the occurrence of an Ownership Change Event, such vacancy will be filled by the person nominated by holders of a majority of the then outstanding shares of Common Stock;

     (d) In relation to the four remaining seats of the Holding Board and any additional seat that may be created by the increase in the number of directors of the Holding Board, which increase has been consented to by both Shareholders under Section 3.1(d)(iv) (the "Independent Directors"):

          (i) Prior to the occurrence of an Ownership Change Event, the Shareholders will mutually agree upon the persons to be nominated for election as Independent Directors;

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          (ii)   Following the occurrence of an Ownership Change Event, such vacancy shall be filled by the person nominated by holders of a majority of the then outstanding shares of Common Stock; and

          (iii)  The initial Independent Directors are Bobby R. Brown,
     Richard A. Gilleland, Richard E. Heckert and H. Norman Schwarzkopf, all of whom are currently directors of Holding (collectively, the "Initial Independent Directors").

     (e) Any new director proposed to fill a vacancy created by an increase in the number of directors of the Holding Board under Section 1.1(b) will be nominated by holders of a majority of the then outstanding shares of Common Stock.

     (f) Subject to Section 1.3, each of Holding, BRS Fund II and C&D Fund IV agrees to take all necessary actions within its power, including attending meetings in person or by proxy for purposes of obtaining a quorum and voting shares of Common Stock owned by it or any of its Affiliate Transferees or Fund Distributees or executing a written consent in lieu thereof, to cause to be elected to the Holding Board:

          (i) each person whom C&D Fund IV or BRS Fund II is entitled to nominate to such Board under Section 1.2(a) and Section 1.2(b), respectively;

          (ii) in relation to the Named Existing Directors, (1) in the case of each of Messrs. Ames, Howe and Hendrix, for so long as such person owns (together with the shares of Common Stock owned by his Related Persons) at least 1% of the then outstanding shares of Common Stock, and (2) in the case of Thomas L. Millner, for so long as he remains the Chief Executive Officer of Holding; and

          (iii) each other nominee required to be mutually agreed upon by the Shareholders under this Section 1.2.

     Section 1.3.   Removal and Replacement of Nominees.

     (a)  In relation to the removal of directors of Holding:

          (i) Any party with the unilateral right to nominate a director under Section 1.2 will have the exclusive right to remove its nominated directors, with or without cause, and to fill any vacancy caused by the removal, resignation or death of its nominees and Section 1.2 will apply with respect to the nomination and election of a nominee to fill the vacancy;

          (ii) No director whose nomination is required to be mutually agreed by the Shareholders may be removed, with or without cause, except with the mutual agreement of the Shareholders, and the Shareholders will mutually agree upon the person to be nominated to fill any vacancy caused by the removal, resignation or death of such director and Section 1.2 will apply with respect to the nomination and election of a nominee to fill such vacancy;

          (iii) Only the Shareholders acting together may remove by mutual agreement any Named Existing Director required to be nominated under
     Section 1.2(c)(i), with or without cause; and

          (iv) All other directors may be removed by holders of a majority of the then outstanding shares of Common Stock, by action of the stockholders of Holding.

     (b) Each party agrees to promptly take all necessary actions within its power, including attending meetings in person or by proxy for purposes of obtaining a quorum and voting any shares of Common Stock owned by it or any of its Affiliate Transferees or Fund Distributees or executing a written consent in lieu thereof, to cause:

          (i) the removal from the Holding Board of any director nominated by a party or parties under Section 1.2 by action of the stockholders of Holding if such party or parties exercise its or their right to remove such director under Section 1.3(a);

          (ii) the removal from the Holding Board of any Named Existing Director whom the Shareholders have agreed to remove under Section 1.3(a)(iii); and

          (iii) the election or appointment of any candidate of a party with the right to nominate the director under Section 1.2 to fill a vacancy created by removal, resignation or death of such director.

     (c) No party may vote, or give any consent, in favor of the removal as a director of any Company of:

          (i) any candidate nominated by a party for election as a director in accordance with Section 1.2(a) or Section 1.2(b) without the prior written consent of such party;

          (ii) any candidate for election as a director required to be mutually agreed by the Shareholders without the prior written consent of each Shareholder; and

          (iii)  any Named Existing Director required to be nominated under
     Section 1.2(c)(i) without the prior written consent of each Shareholder.

     (d) No party may give any proxy with respect to shares of the capital stock of Holding entitling the holder of such proxy to vote on, or give consents with respect to, the election of directors unless the holder of such proxy has agreed to comply with the obligations of such party under this Article I.

     (e) If any party fails or refuses to vote as required by this Article I, or votes or gives any consent or proxy in contravention of this Article I, in connection with the election of any candidate nominated for election as a director of a Company in accordance with Section 1.2, the party or parties whose candidate has been nominated for election will have an irrevocable proxy (which irrevocable proxy will revoke any proxy previously given by the defaulting party in contravention of this Article I) pursuant to Section 212(e) of the General Corporation Law of the State of Delaware, coupled with an interest, to vote, all the shares of capital stock of such Company held or controlled by such party in accordance with this Article I, and each party hereby grants such proxy.

     Section 1.4.   Fees and Expenses.

     Holding will cause each non-employee director of each Company to be reimbursed for all reasonable out-of-pocket costs and expenses incurred by him or her in connection with serving as a director and, subject to the next sentence, will pay any such non-employee director fees for service as a director and as a board committee member as shall be determined by the Holding Board. No director nominated by C&D Fund IV or BRS Fund II who is an officer or employee of Clayton, Dubilier & Rice, Inc. or Bruckmann, Rosser & Sherrill & Co., L.L.C., as applicable, will be entitled to any fee with respect to his or her service as a director of any Board at any time at which Clayton, Dubilier & Rice, Inc. or Bruckmann, Rosser & Sherrill & Co., L.L.C., as the case may be, is providing consulting services to the Companies and their subsidiaries pursuant to the C&D Consulting Agreement or BRS Consulting Agreement, respectively, and all reimbursements of out-of-pocket costs and expenses incurred by all such directors will be made pursuant to such consulting agreements.

     Section 1.5.   Chairperson of the Holding Board.

     The Chairperson of the Holding Board following the Closing will be mutually agreed upon by the Shareholders prior to the occurrence of an Ownership Change Event, and, thereafter, will be determined by holders of a majority of the then outstanding shares of Common Stock. Mr. Hendrix, who is currently the Chairperson of the Holding Board, will be the initial Chairperson of the Holding Board following the Closing.

     Section 1.6.   Remington's Board of Directors.

     Holding will cause Remington's Board of Directors (the "Remington Board") and any Significant Subsidiary's Board of Directors (the "Significant Subsidiary Board," and

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

such Significant Subsidiary Board, the Remington Board or the Holding Board, a "Board") to consist of the same number of directors and to have the same composition as the Holding Board, and will cause the directors of Remington and any Significant Subsidiary Board to be elected, removed or replaced in the same manner as provided in this Article I. Holding will cause the Chairperson of the Holding Board to be the Chairperson of the Remington Board and any Significant Subsidiary Board.

                                  ARTICLE II.

                            COMMITTEES OF THE BOARDS

     Section 2.1.   Executive Committee.

     (a) The number of directors on the Executive Committee of each Company will be increased from three to four directors.

     (b)  The Executive Committee will be composed of:

          (i) initially, Leon J. Hendrix, Jr. and Thomas L. Millner, both of whom are currently members of the Executive Committee, and any replacements of Messrs. Hendrix and Millner will be determined by mutual agreement by the Shareholders prior to the occurrence of an Ownership Change Event, and, thereafter, will be determined by holders of a majority of the then outstanding shares of Common Stock;

          (ii) one director nominated by C&D Fund IV, who initially will be Michael G. Babiarz; and

          (iii) one director nominated by BRS Fund II, who initially will be Stephen C. Sherrill.

     Section 2.2.   Other Committees.

     All other committees of each Board will be determined by such Board in accordance with the By-Laws of the relevant Company and are initially as set forth on Exhibit A.

                                  ARTICLE III.

                                     VOTING

     Section 3.1.   Stockholder Approval.

     (a) Neither the Certificate of Incorporation nor the By-Laws of each Company will contain any provision requiring a vote of a supermajority of the outstanding shares of Common Stock, except as required by Applicable Law and as provided in this Section 3.1.

     (b)  Except as provided by Article I, this Section 3.1, Section 4.1(a)(i)
(4) and Section 4.1(a)(ii), there will be no restriction on the ability of any Shareholder or any of its Affiliate Transferees or Fund Distributees to vote any shares of Common Stock.

     (c) No Shareholder will vote in favor of any amendment to the Certificate of Incorporation or By-Laws of any Company that is inconsistent with the terms of this Agreement.

     (d) Subject to Section 3.1(e), Holding will not, and Holding will ensure that Remington does not, and neither Shareholder will cause Holding or Remington to, take any of the following actions without the prior written approval of each Shareholder for so long as such Shareholder owns, together with its Affiliate Transferees and Fund Distributees, at least 5% of the then outstanding shares of Common Stock:

          (i) a sale of either Company through a sale of more than 50% of the outstanding voting securities of such Company, Merger or similar business combination, recapitalization or sale (in one or a series of related transactions) of all or substantially all of the assets of Holding or Remington and their respective Subsidiaries, in each case, taken as a whole, or other similar transaction (a "Sale of the Company");

          (ii) the appointment and termination of the Chief Executive Officer of either Company;

          (iii) any amendment to the Certificate of Incorporation and By-Laws of either Company or this Agreement;

          (iv) any increase or decrease in the number of directors of any of the Boards;

          (v) any transaction between Holding or any its Subsidiaries, on the one hand, and any shareholder, director or officer of Holding or any of its Subsidiaries or affiliate of any such Persons, on the other hand, having a value in excess of

     $500,000, other than (i) customary transactions with any management shareholders in connection with customary employment arrangements and (ii) as provided in Section 3.1(e)(iv); and

          (vi) the termination or amendment of the C&D Consulting Agreement or the BRS Consulting Agreement.

     (e) Following the occurrence of an Ownership Change Event, the following actions will not require the prior written approval of C&D Fund IV, but will require the prior written approval of BRS Fund II for so long as BRS Fund II owns, together with its Affiliate Transferees and Fund Distributees, at least 5% of the then outstanding shares of Common Stock:

          (i)    a Sale of the Company;

          (ii) the appointment and termination of the Chief Executive Officer of each Company, provided, however, that such appointment and termination will require either (x) the affirmative vote of at least 73% of all directors then in office or (y) the affirmative vote of a majority of the directors present at any duly convened board meeting, which majority must include one director nominated by C&D Fund IV and one director nominated by BRS Fund II for so long as C&D Fund IV or BRS Fund II, as applicable, along with their respective Affiliate Transferees and Fund Distributees, hold at least 5% of the then outstanding shares of Common Stock;

          (iii) any increase or decrease in the number of directors of any of the Boards; and

          (iv) the termination or amendment of the BRS Consulting Agreement or the C&D Consulting Agreement.

     Section 3.2.   Board Approval.

     (a) The approval of a majority of the directors present at any duly convened board meeting or by unanimous written consent of the directors without a meeting, in each case in accordance with the provisions of the Delaware General Corporation Law, is required for all actions requiring the approval of any of the Boards, except for the following matters (the "Supermajority Voting Matters"):

          (i) The entry by Holding or its Subsidiaries into a line of business unrelated to the lines of businesses that Holding or Remington carries on as of the Closing.

          (ii) The incurrence by Holding or its Subsidiaries of Indebtedness (as defined in the Indenture) for borrowed money (or the guarantee of Indebtedness of any Person other than Holding or a Subsidiary of Holding) in excess of $5 million at any time outstanding.

          (iii) The acquisition by Holding or its Subsidiaries of any assets, outside of the ordinary course of business, having a value in excess of $5 million.

          (iv) The disposition by Holding or its Subsidiaries of any assets, outside of the ordinary course of business, having a value in excess of $5 million.

          (v) Any voluntary liquidation or dissolution of Holding or Remington.

          (vi) Any issuance of shares of capital stock or securities convertible into shares of capital stock, stock appreciation rights, profit participation interests or other similar rights of Holding or its Subsidiaries to any person, except pursuant to any management stock option plan approved by a supermajority of the Holding Board following the Closing, or pursuant to the Management Agreements in effect at the Closing.

          (vii) The declaration of dividends or other distributions or repurchases or redemptions of capital stock or options by Holding or Remington, other than dividends by Remington to Holding to enable Holding to pay interest and principal on the RACI Senior Notes, and repurchases of shares of Common Stock, Deferred Shares and Options upon or following termination of employment pursuant to the Management Agreements in effect on the date of this Agreement or other management stock options approved by the Holding Board in accordance with this Agreement after the date of this Agreement.

          (viii) The appointment or termination of senior management, other than the Chief Executive Officer, of Holding or Remington.

          (ix) The creation of any compensation or option plan and the setting of annual compensation for any members of senior management of Holding and its Subsidiaries.

     (b) The Supermajority Voting Matters will require either (x) the affirmative vote of nine directors or (y) the affirmative vote of a majority of the directors present at any duly convened board meeting, which majority must include one director nominated by C&D Fund IV and one director nominated by BRS Fund II for so long as C&D Fund IV or BRS Fund II, as applicable, along with their respective Affiliate Transferees and Fund Distributees, hold at least 5% of the then outstanding shares of Common Stock, until the occurrence of an Ownership Change Event, after which time all such matters must be approved by a majority of the directors present at any duly convened Board meeting or by unanimous written consent of the directors without a meeting, in all cases in accordance with the provisions of the Delaware General Corporation Law.

     (c) During intervals between Board meetings, the Executive Committee may approve matters that would otherwise require Board approval, except for the Supermajority Voting Matters, certain matters set forth in the By-Laws of the Companies or otherwise prohibited by Section 141(c) of the Delaware General Corporation Law.

                                  ARTICLE IV.

                           RESTRICTIONS ON DISPOSITION

     Section 4.1.   Restrictions on Disposition.

     (a) No Restricted Holder may sell, transfer, pledge, encumber or otherwise dispose of (a "Transfer") any Covered Shares to any Person (other than Holding) except as follows (a "Permitted Transfer"):

          (i) A Restricted Holder may Transfer all or a portion of its Covered Shares to any of its Affiliates (such transferees, the "Affiliate Transferees"), subject to the following (such Transfer to an Affiliate, an "Affiliate Transfer"):

                 (1) such Affiliate agreeing, by executing a counterpart to this Agreement, to be bound by the obligations of the transferring Restricted Holder and the restrictions applicable to Covered Shares held by Affiliate Transferees under this Agreement and such transferee will be a "Restricted Holder" for the purposes of this Agreement;

                 (2) such Affiliate agreeing, by executing a counterpart to the Registration and Participation Agreement, to be bound by the obligations of the transferring Restricted Holder under the Registration and Participation Agreement, that the Covered Shares will constitute "Registrable Securities" for the purposes of the Registration and Participation Agreement, and that such Affiliate will be entitled to the rights and subject to the obligations of such transferring Restricted Holder created under the Registration and Participation Agreement to the extent provided in the Registration and Participation Agreement;

                 (3) such Affiliate agreeing, by executing a counterpart to this Agreement, to transfer the Covered Shares back to the transferring Restricted Holder or an Affiliate of the transferring Restricted Holder in the event that it ceases to remain an Affiliate of the transferring Restricted Holder; and

                 (4) each Affiliate, if such transferring Restricted Holder is a Fund Distributee, granting an irrevocable power of attorney pursuant to Section 212(e) of the General Corporation Law of the State of Delaware, coupled with an interest, to the general partner of the Shareholder (to whom such Covered Shares were originally issued) granting it the power to vote and to dispose of such shares in its sole discretion and to take any other action contemplated by this Agreement.

          (ii) A Restricted Holder that is a private equity investment fund may distribute all or a portion of its Covered Shares to its Fund Distributees, and its general partner may distribute such Covered Shares to its Fund Distributees, subject to the following (such distribution, a "Fund Distribution"):

                 (1) each transferee agreeing, by executing a counterpart to this Agreement, to be bound by the obligations of a Restricted Holder and the restrictions applicable to Covered Shares held by Fund Distributees under this Agreement and such transferee will be a "Restricted Holder" for the purposes of this Agreement;

                 (2) each transferee agreeing, by executing a counterpart to the Registration and Participation Agreement, that such Covered Shares will constitute "Registrable Securities" for the purposes of the Registration and Participation Agreement and such transferee will be entitled to the rights and subject to the obligations of a holder of Registrable Securities under the Registration and Participation Agreement to the extent provided in the Registration and Participation Agreement, and

                 (3) each transferee granting an irrevocable power of attorney pursuant to Section 212(e) of the General Corporation Law of the State of Delaware, coupled with an interest, to the general partner of the Shareholder to whom such Covered Shares were originally issued, granting it the power to vote and to dispose of such shares in its sole discretion and to take any other action contemplated by this Agreement.

          (iii) A Restricted Holder may Transfer all or a portion of its Covered Shares to a third party (such transferee, a "Third Party Transferee") following compliance with the right of first offer provided in
     Section 4.2 and the tag-along rights in Section 4.3 (such Transfer to a Third Party Transferee, a "Third Party Transfer"), subject to such Third Party Transferee agreeing, by executing a counterpart to the Registration and Participation Agreement, that (1) such shares will constitute "Registrable Securities" for the purposes of the Registration and Participation Agreement, and (2) such Third Party Transferee will be entitled to the rights and subject to the obligations of a holder of Registrable Securities created under the Registration and Participation Agreement to the extent provided in the Registration and Participation Agreement.

          (iv) A Restricted Holder may Transfer all or a portion of its Covered Shares to another Restricted Holder in the event that the right of first offer provided in Section 4.2 is exercised.

          (v) A Restricted Holder may Transfer all or a portion of its Covered Shares pursuant to Section 4.3.

          (vi) A Restricted Holder may Transfer all their Covered Shares pursuant to Section 4.4.

          (vii) A Restricted Holder may sell all or a portion of its Covered Shares in connection with a public offering of shares of Common Stock registered under the Securities Act (a "Public Offering"), subject to any "lock-up" under the Registration and Participation Agreement or that may otherwise be required by the underwriters of such offering, or under Rule 144 promulgated under the Securities Act.

     (b) Each Restricted Holder will give Holding and the other Restricted Holders the notice specified below of a Permitted Transfer:

          (i) prompt notice following an Affiliate Transfer or a Fund Distribution under Section 4.1(a)(i) or Section 4.1(a)(ii), respectively;

          (ii) the notice required under Section 4.2 and Section 4.3 in connection with a Third Party Transfer under Section 4.1(a)(iii);

          (iii) the notice required under Section 4.2 or Section 4.3 in connection with a Permitted Transfer under Section 4.1(a)(iv)or Section 4.1(a)(v), respectively;

          (iv) the notice required under the Registration and Participation Agreement in connection with a Permitted Transfer pursuant to a Public Offering under Section 4.1(a)(vii); and

          (v) prompt notice following a Permitted Transfer under Rule 144 promulgated under the Securities Act.

     (c)  Each Restricted Holder acknowledges and agrees that:

          (i) the Restricted Holder will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Covered Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Covered Shares), except in compliance with the Securities Act, and the rules and regulations of the SEC thereunder, and in compliance with this Agreement and applicable state and foreign securities or "blue sky" laws;

          (ii) none of the Covered Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of (i) unless the provisions of this Agreement have been complied with or have expired, (ii) unless (A) such disposition is pursuant to an effective registration statement under the Securities Act, (B) the Restricted Holder delivers to Holding an opinion of counsel, which opinion and counsel to be reasonably satisfactory to Holding, to the effect that such disposition is exempt from the provisions of Section 5 of the Securities Act or (C) a no-action letter from the SEC, reasonably satisfactory to Holding, is obtained with respect to such disposition, unless this clause (ii) is waived by Holding, and (iii) unless such disposition is pursuant to registration under any applicable state securities laws or an exemption therefrom; and

          (iii) if any of the Covered Shares are to be disposed of in accordance with Rule 144, the Restricted Holder will transmit to Holding an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the SEC for filing and such other documentation as Holding may reasonably require to assure compliance with Rule 144 in connection with such disposition.

     (d) Each Restricted Holder acknowledges that the certificate or certificates representing the Covered Shares will bear an appropriate legend, which will include, without limitation, the following language:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TRANSFER RESTRICTIONS, AND OTHER PROVISIONS OF A SHAREHOLDERS AGREEMENT, DATED AS OF FEBRUARY 12, 2003, AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SHAREHOLDERS AGREEMENT, A COPY OF THE CURRENT FORM OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO CERTAIN OF THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN SUCH SHAREHOLDERS AGREEMENT AND AN AMENDED AND RESTATED REGISTRATION AND PARTICIPATION AGREEMENT,

          DATED AS OF FEBRUARY 12, 2003, AND ANY AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS THERETO, AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, A COPY OF THE CURRENT FORM OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION, UNLESS CLAUSE (i) IS WAIVED BY THE COMPANY, AND (ii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM."

     (e) Any Transfer of any Covered Shares, other than a Permitted Transfer, will be void and of no effect, and Holding will not record any such transfer in the stock register of Holding.

     Section 4.2.   Right of First Offer on Sales of Common Stock.

     (a) If a Restricted Holder (an "Offering Holder") desires to make a Permitted Transfer to a Third Party Transferee under Section 4.1(a)(iii):

          (i) The Offering Holder will first give written notice (an "Offer Notice") to Holding's Board and to each Shareholder (or, in the case of a proposed Transfer by either Shareholder, to the other Shareholder) so long as such non-transferring Shareholder owns, together with the shares of Common Stock owned by its Affiliate Transferees and Fund Distributees, in the aggregate at least 15% of the then outstanding shares of Common Stock (the "Offered Holders");

          (ii) The Offer Notice must (1) be in writing, (2) be irrevocable by its terms for at least 20 Business Days from the date of receipt by the Offered Holders (the "Offer Period"), (3) specify the number of Covered Shares proposed to be sold (the "Offer Shares"), (4) specify the proposed price per Covered Share (which must be a cash price) for the Offer Shares (the "Offer Price"), (5) specify that the Offer Shares will be delivered free and clear of all liens, claims, encumbrances or other restrictions other than those arising under this Agreement or the Registration and Participation Agreement, and (6) specify any other material terms and conditions of the offer;

          (iii) After delivery of an Offer Notice, the Offering Holder will in a timely manner provide Holding and any Offered Holder with any other written information regarding the proposed Transfer as reasonably requested by Holding or such Offered Holder;

          (iv) The Offer Notice will constitute an irrevocable offer (the "Offer") to the Offered Holders to sell the Offer Shares at the Offer Price and the other terms and conditions set forth in the Offer Notice on a pro rata basis, in proportion to the shareholding interest of each Offered Holder, determined as the quotient determined by dividing (1) the percentage of Covered Shares held by each Offered Holder so electing to purchase by (2) the aggregate percentage of Covered Shares represented by the Covered Shares then held by all of the Offered Holders so electing to purchase (such holder's "Proportionate Share");

          (v) An Offered Holder may accept the Offer by delivering a written notice to the Offering Holder and Holding's Board at any time during the Offer Period, setting forth the portion of the Offer Shares that the Offered Holder elects to purchase;

          (vi) If any Offered Holder fails to subscribe for what would have been its Proportionate Share of the Offer Shares during the Offer Period, the Offering Holder will deliver promptly another Offer Notice with respect to the remaining Offer Shares to those Offered Holders electing to accept the Offer, who will then have ten Business Days following the date of delivery of the second Offer Notice (the "Additional Offer Period") to notify the Offering Holder whether it elects to purchase some or all of the remaining unsubscribed Offer Shares; and

          (vii) If during the Additional Offer Period the Offered Holders elect in the aggregate to purchase a number of shares greater than the unsubscribed Offer Shares, the unsubscribed Offer Shares will be allocated pro rata among such of the Offered Holders electing to purchase the unsubscribed Offer Shares referred to in the second Offer Notice, in proportion to their Proportionate Shares.

     (b) If the Offered Holders accept the Offer with respect to all of the Offer Shares, the Offering Holder and the Offered Holders must consummate the sale and purchase of the Offer Shares no later than 20 Business Days after such acceptance, by payment of cash in the amount of the Offer Price for such Offer Shares against delivery by the Offering Holder of all documents necessary to transfer the Offer Shares to such Offered Holders, free and clear of all liens, including appropriate endorsed stock certificates or other instruments representing the Offer Shares.

     (c) If the Offered Holders do not subscribe for all of the unsubscribed Offer Shares during the Offer Period and Additional Offer Period, the Offering Holder may, subject to compliance with Section 4.3, sell all of the Offer Shares to any Person for cash at a price equal to or greater than the Offer Price, and upon other terms in the aggregate that are no more favorable to such Person than those set forth in the Offer Notice, in all material respects, during the 40 Business Days following the completion of the procedures specified in Section 4.2(a). If the Transfer is not consummated within such 40 Business Day period, the Offering Holder may not Transfer any Offer Shares without again complying with the requirements of Section 4.1(a)(iii) and this Section 4.2.

     (d) Upon consummation of a Third Party Transfer by the Offering Holder under Section 4.2(c), the Offering Holder will promptly notify the Offered Holders of the date of sale, price and number of Offer Shares sold and the identity of the purchaser.

     (e) Each Restricted Holder may assign its right to purchase Offer Shares under this Section 4.2 to any of its Affiliates.

     Section 4.3.   Tag-Along Rights.

     (a) Neither Shareholder nor any of its Affiliate Transferees (the "Selling Holder") may make any Transfer, other than an Excluded Transfer, except pursuant to the following provisions:

          (i) At least 20 Business Days prior to making any Transfer of Common Stock, the Selling Holder will deliver a written notice (the "Tag Sale Notice") to Holding and the other Restricted Holders.

          (ii) The Tag Sale Notice must fully disclose the identity of the prospective transferee and the terms and conditions of the proposed Transfer.

          (iii) The Selling Holder agrees not to consummate any such transfer until at least 20 Business Days after the Tag Sale Notice has been delivered to the other Restricted Holders, unless the Selling Holder has received notices from each other Restricted Holder indicating whether or not such holder has elected to participate in such Transfer and the number of shares to be sold by each such holder so electing to participate has been finally determined pursuant to this Section 4.3 prior to the expiration of such 15 Business Day period.

          (iv) The other Restricted Holders may elect to participate in the contemplated sale by delivering written notice to the Selling Holder and Holding within 15 Business Days after their receipt of the Tag Sale Notice.

          (v) If a Restricted Holder elects to participate in such sale, such holder will be entitled to sell (and the Selling Holder agrees not to sell unless all Restricted Holders who elect to participate are entitled to sell), pro rata on the basis of the number of Covered Shares then held by such holder (unless all such holders otherwise agree among themselves to a different allocation) in the contemplated sale, at the same price and on the same terms as the Selling Holder, a number of Covered Shares equal to the product of:

                 (1) the quotient determined by dividing (A) number of Covered Shares then held by such Restricted Holder by (B) the aggregate number of Covered Shares then held by the Selling Holder and all Restricted Holders so electing to participate plus the aggregate number of shares of Common Stock then held by all other shareholders electing to participate in such sale pursuant to the Registration and Participation Agreement; and

                 (2) the number of Covered Shares such transferee has agreed to purchase in the contemplated sale.

     (b) The term "Excluded Transfer" means (i) any Affiliate Transfer and Fund Distribution pursuant to Section 4.1(a)(i) and Section 4.1(a)(ii), respectively,
(ii) any Permitted Transfer to another Restricted Holder under Section 4.1(a)(iv) pursuant to the right of first offer contained in Section 4.2, and
(iii) any Permitted Transfer pursuant to Section 4.1(a)(vii).

     (c) If a Restricted Holder Transfers its Covered Shares to its Fund Distributees under Section 4.1(a)(ii), such Restricted Holder shall not, within a period of one year following such Transfer, cause the general partner of the Shareholder to whom such Covered Shares were originally issued to exercise its power under the power of attorney granted by such Fund Distributees under
Section 4.1(a)(ii) or any Affiliate Transferee of such Fund Distributee under
Section 4.1(a)(i)(4) to Transfer such Covered Shares then held by such Fund Distributees to a Third Party Transferee without first complying with the procedures set forth in this Section 4.3.

     Section 4.4.   Sale of the Company.

     (a) If, at any time following the occurrence of an Ownership Change Event and for so long as C&D Fund IV owns, together with the shares of Common Stock owned by its Affiliate Transferees and Fund Distributees, in the aggregate at least 15% of the then outstanding shares of Common Stock, Holding's Board approves a Sale of the Company, then before Holding, Remington or BRS Fund II enters into any binding agreement with any Person with respect to a Sale of the
Company:

          (i) BRS Fund II must first give written notice (a "Sale Notice") to C&D Fund IV and Holding's Board;

          (ii) The Sale Notice must (1) be in writing, (2) specify that BRS Fund II or Holding, as the case may be, wishes to effect a Sale of the Company, (3) be irrevocable by its terms for at least 20 Business Days from the date of receipt by C&D Fund IV (the "Sale Period"), (4) specify the number of Covered Shares (the "Sale Shares") then held by BRS Fund II, its Affiliate Transferees and its Fund Distributees, (5) specify the price per Covered Share or, in the case of an asset sale, the implied price per Covered Share based on the enterprise value of Holding and its Subsidiaries (which must be a cash price) at which BRS Fund II is offering to sell the Sale Shares to C&D Fund IV (the "Equity Purchase Price"), (6) specify that the Sale Shares will be delivered free and clear of all liens, and (7) specify any other material terms and conditions of the offer;

          (iii) The Sale Notice will constitute an offer (the "Sale Offer") to C&D Fund IV to purchase the Sale Shares at the Equity Purchase Price and the other terms and conditions set forth in the Sale Notice; and

          (iv) C&D Fund IV may accept the Sale Offer by delivering a written notice to BRS Fund II at any time during the Sale Period.

     (b)  If C&D Fund IV accepts the Sale Offer:

          (i) C&D Fund IV and BRS Fund II, its Affiliate Transferees and its Fund Distributees must consummate the sale and purchase of the Sale Shares no later than 15 Business Days after such acceptance, by payment of cash in the amount of the Equity Purchase Price for the Sale Shares against delivery by BRS Fund II, its Affiliate Transferees and Fund Distributees of all documents necessary to transfer the Sale Shares to C&D Fund IV, free and clear of all liens, including appropriate endorsed stock certificates or other instruments representing the Sale Shares; and

          (ii) BRS Fund II will, at the option of C&D Fund IV, either exercise in favor of C&D Fund IV, or assign to C&D Fund IV, any "drag-along" right or other similar right of BRS Fund II with respect to the capital stock, stock appreciation rights, profit participation interests or other similar rights of Holding or its Subsidiaries, including the take-along rights provided in the Registration and Participation Agreement.

     (c)  If C&D Fund IV does not accept the Sale Offer:

          (i) Holding or BRS Fund II, as the case may be, may consummate the Sale of the Company contemplated in the Sale Notice to any Person for an aggregate consideration, which consideration may be in cash, stock, notes or a combination of the foregoing, equal to or greater than the enterprise value implied by the Equity Purchase Price, and upon other terms in the aggregate that are no more favorable to such Person than those set forth in the Sale Notice, in all material respects, during the 180 days following the completion of the procedures specified in Section 4.4(a);

          (ii) C&D Fund IV will, and will cause its Affiliate Transferees and Fund Distributees to, (x) take all actions necessary to consummate the Sale of the Company, including, without limitation, executing any applicable purchase agreement and exercising any outstanding options held by C&D Fund, its Affiliate Transferees and Fund Distributees, consent to, vote for, participate in (on the same terms and conditions as BRS Fund II) and raise no objection against the Sale of the Company or the process pursuant to which the Sale of the Company was conducted, provided that C&D Fund IV, its Affiliate Transferees and Fund Distributees are required to participate in or consent to or vote for the Sale of the Company only on the same terms and conditions as BRS Fund II, and (y) exercise any "drag-along" right or other similar right of C&D Fund IV or any of its Affiliates with respect to the capital stock, stock appreciation rights, profit participation interests or other similar rights of Holding or its Subsidiaries in order to facilitate the Sale of the Company; and

          (iii) If a Sale of the Company is not consummated within such 180-day period, no Sale of the Company may be effected without again complying with the requirements of this Section 4.4.

     (d)  If C&D Fund IV is not entitled to the rights set forth in this Section
4.4 and Holding's Board approves a Sale of the Company, then C&D Fund IV will, and will cause its Affiliate Transferees and Fund Distributees to, (x) take all actions necessary to consummate the Sale of the Company, including, without limitation, executing any applicable purchase agreement and exercising any outstanding options held by C&D Fund, its Affiliate Transferees and Fund Distributees, consent to, vote for, participate in (on the same terms and conditions as BRS Fund II) and raise no objection against the Sale of the Company or the process pursuant to which the Sale of the Company was conducted, provided that C&D Fund, its Affiliate Transferees and Fund Distributees are required to participate in or consent to or vote for the Sale of the Company only on the same terms and conditions as BRS Fund II, and (y) exercise any "drag-along" right or other similar right of C&D Fund IV with respect to the capital stock, stock appreciation rights, profit participation interests or other similar rights of Holding or its Subsidiaries in order to facilitate the Sale of the Company.

     (e) C&D Fund IV may assign its right to purchase the Sale Shares under this Section 4.4 to any of its Affiliates.

     (f) The time periods specified in this Section 4.4 are subject to automatic extension as necessary to apply for and obtain any governmental approvals that are required to consummate the proposed transaction in accordance with applicable law. In the event of such extension, the relevant period will end on the fifth Business Day following receipt of such required governmental approval.

     Section 4.5.   Right of First Offer on Sale of RACI Senior Notes.

     (a) For so long as BRS Fund II owns, together with the shares of Common Stock owned by its Affiliate Transferees and Fund Distributees, in the aggregate at least 15% of the then outstanding shares of Common Stock, if C&D Fund IV or any of its Affiliates or Fund Distributees (each, a "Noteholder") desires to Transfer all or a portion of any of the RACI Senior Notes, other than (x) a Transfer of all or a portion of the RACI Senior Notes to any of its Affiliates, and (y) a distribution of all or a portion of the RACI Senior Notes to its Fund Distributees, and a distribution by its Fund Distributees (which transferees under clauses (x) and (y) will be subject to the obligations of a Noteholder under this Section 4.5):

          (i) The Noteholder must first give written notice (a "Note Sale Notice") to BRS Fund II;

          (ii) The Note Sale Notice must (1) be in writing, (2) be irrevocable by its terms for at least 20 Business Days from the date of receipt by BRS Fund II (the "Note Sale Period"), (3) specify the principal amount of the RACI Senior Notes proposed to be Transferred (the "Sale Notes"), (4) specify the price (which must be a cash price) at which the RACI Senior Notes are proposed to be sold (the "Note Purchase Price"), and (5) specify any other material terms and conditions of the offer;

          (iii) The Note Sale Notice will constitute an offer (the "Note Sale Offer") to BRS Fund II to purchase the Sale Notes at the Note Purchase Price and the other terms and conditions set forth in the Note Sale Notice; and

          (iv) BRS Fund II may accept the Note Sale Offer by delivering a written notice to the Noteholder at any time during the Note Sale Period.

     (b)  If BRS Fund II accepts the Note Sale Offer, C&D Fund IV and BRS
Fund II must consummate the sale and purchase of the Sale Notes no later than 15 Business Days after such acceptance, by payment of cash in the amount of the Note Purchase Price for the Sale Notes against delivery by the Noteholder of all documents necessary to transfer the Sale Notes to BRS Fund II, free and clear of all liens, claims, encumbrances or other restrictions including appropriate endorsed note certificates or other instruments representing the Sale Notes.

     (c) If BRS Fund II does not accept the Note Sale Offer, the Noteholder may Transfer all of the Sale Notes to any Person for cash at a price equal to or greater than the Note Purchase Price free and clear of any obligations arising under this Agreement, and upon other terms in the aggregate that are no more favorable to such Person than those set forth in the Note Offer Notice, in all material respects, during the 180 days following the completion of the procedures specified in Section 4.5(a). If the Transfer is not consummated within such 180-day period, the Noteholder may not Transfer any Sale Notes without again complying with the requirements of this Section 4.5.

     (d) BRS Fund II may assign its right to purchase Sale Notes to any of its Affiliates.

                                   ARTICLE V.

                               PRE-EMPTIVE RIGHTS

     Section 5.1.   Subscription Offer.

     Neither Holding nor any of its Subsidiaries may issue any shares of capital stock or securities convertible into shares of capital stock ("Securities"), other than an Excluded Issuance, except in compliance with the following:

     (a) The issuance must first be authorized by Holding's Board in accordance with Section 3.2;

     (b) Holding must give written notice of the proposed issuance to each Shareholder in writing (such notice, a "Subscription Notice") and must specify the total number of Securities available for subscription and the terms of issuance (including the issue price);

     (c) The Subscription Notice will constitute an offer (the "Subscription Offer") to issue and sell to each Shareholder the Securities available for subscription on the terms specified in the Subscription Notice;

     (d) The date of the Subscription Offer may not be earlier than the date on which the Subscription Notice is sent; and

     (e) The Subscription Offer must remain open for acceptance by each Shareholder until at least 20 Business Days from the date of the Subscription Offer.

     Section 5.2.   Acceptance of Subscription Offer.

     (a) Each Shareholder may accept the offer to subscribe for all or part of the Securities offered by giving written notice to Holding on or before the expiration date of the Subscription Offer. Each acceptance must be unconditional and irrevocable.

     (b) A Shareholder who accepts the Subscription Offer (each, an "Accepting Shareholder") for a stated number of Securities will also be deemed to have accepted the Subscription Offer to subscribe for a lesser number of Securities allocated to it under this Article V.

     (c) If no acceptance is received from a Shareholder by the expiration date of the Subscription Offer, that Shareholder will be deemed to have rejected the Subscription Offer.

     (d) If there are insufficient Securities to satisfy acceptances from all Accepting Shareholders, the Securities offered will be apportioned among the Accepting Shareholders pro rata in accordance with their proportionate ownership, together with the ownership by their Affiliate Transferees, of the outstanding Common Stock at that time. If such an apportionment would result in a Shareholder receiving a greater number of Securities than the Shareholder has accepted, the excess will be reallocated among the other Accepting Shareholders pro rata in accordance with their proportionate ownership of the outstanding Common Stock at that time (calculated without including the excess holdings of any Accepting Shareholder who has been apportioned more Securities than such Shareholder is willing to accept). This Section 5.2(d) applies to that reapportionment, and, if necessary, this process will be repeated until all of the Securities offered have been allocated.

     (e) No later than five Business Days after the expiry of the Subscription Offer, Holding's Board will notify each Accepting Shareholder of the number of Securities allocated to each Shareholder.

     Section 5.3.   Closing of Subscription Offer.

     (a) The closing of the issue of the Securities must take place no later than 10 Business Days after the expiry of the Subscription Offer. At closing:

          (i) each Accepting Shareholder will deliver payment of the issue price for the Securities allocated to that Shareholder under Section 5.2(d), by bank check or wire transfer of immediately available funds, to the account designated by Holding;

          (ii) Holding will deliver to each Accepting Shareholder the certificates relating to the relevant Securities; and

          (iii) Holding's corporate secretary will make the corresponding annotations within the securities registry of the issuing corporation.

     Section 5.4.   Issuance to a Third Party.

     If, after the parties have complied with the procedure set forth in Section 5.1, all of the Securities offered in the Subscription Offer have not been subscribed for, then Holding may issue the unsubscribed Securities to any Person at any time within 60 Business Days after expiry of the Subscription Offer for cash at a price equal to or greater than the Issue Price, and upon other terms in the aggregate that are no more favorable to such Person than those set forth in the Subscription Notice, in all material respects.

     Section 5.5.   Excluded Issuance.

     Each of the following will be an "Excluded Issuance":

     (a) An issuance of Securities pursuant to any Remington Stock Plans or other management equity plan approved by Holding's Board in accordance with
Section 3.2;

     (b) An issuance of Securities in connection with a Public Offering that has been approved by Holding's Board in accordance with Section 3.2;

     (c) An issuance of Securities in connection with a Sale of the Company that has been approved by both C&D Fund IV and BRS Fund II in accordance with
Section 3.1(d) or in respect of which the provisions of Section 4.4 have been complied with; and

     (d) An issuance of Securities in connection with a subdivision or stock split of the outstanding shares of Common Stock or a stock dividend or distribution.

     Section 5.6.   Extension to Obtain Governmental Approvals.

     All time periods specified in Section 5.1, Section 5.3 and Section 5.4 are subject to automatic extension as necessary to apply for and obtain any governmental approvals that are required to consummate the proposed transaction in accordance with applicable law. In the event of such extension, the relevant period will end on the fifth Business Day following receipt of such required governmental approval.

     Section 5.7.   Assignment.

     Each Shareholder may assign its right to purchase Securities under this
Article V to any one or more of its Affiliates.

                                   ARTICLE VI.

                            INFORMATION, ACCESS, ETC.

     Section 6.1.   Information Rights and Access.

     For so long as a Shareholder owns, together with the shares of Common Stock owned by its Affiliate Transferees and Fund Distributees, in the aggregate at least 10% of the then outstanding shares of Common Stock:

     (a) Holding will provide to such Shareholder and its Affiliate Transferees true and correct copies of all quarterly and annual financial reports and budgets prepared by or on behalf of Holding and its Subsidiaries, and such other documents, reports, financial data and other information as such Shareholder may reasonably request; and

     (b) Holding will permit any authorized representatives designated by such Shareholder to visit and inspect any of the properties of Holding or any of its Subsidiaries, including its and their books of account (and to make copies and take extracts therefrom), and to discuss its and their affairs, finances and accounts with its and their officers and their current and prior independent public accountants (and by this provision Holding authorizes such accountants to discuss with such representatives the affairs, finances and accounts of Holding and its Subsidiaries, whether or not a representative of Holding is present), all at such reasonable times and as often as such Shareholder may reasonably request.

     Section 6.2.   Repurchases from Employees.

     In the event that C&D Fund IV or any of its Affiliates is given the opportunity to exercise any right of first refusal or other right to repurchase any options or shares of capital stock, stock appreciation rights, profit participation interests or other similar rights of Holding or any of its Subsidiaries from any employees, officers or directors of Holding or any of its Subsidiaries, C&D Fund IV or such Affiliate will give BRS Fund II the opportunity to purchase its pro rata share (determined based on the shares of Common Stock owned by BRS Fund II and its Affiliate Transferees) of such options or shares of capital stock. BRS Fund II may assign its rights under this Section
6.2 to any of its Affiliates.

     Section 6.3.   Confidentiality.

     (a) Each Shareholder agrees to keep confidential and not to disclose to any Person any written or oral Information; provided that a Shareholder may disclose such Information to (i) the other Shareholder, (ii) any member of the Boards, and (iii) any of its Affiliates or Representatives, so long as the
Shareholder:

                 (1) informs each of its Representatives receiving any such Information of its confidential nature and of this Section 6.3 and its terms;

                 (2) causes its Representatives to treat such Information confidentially in accordance with this Section 6.3, and otherwise to comply with this Section 6.3 as if parties to this Agreement;

                 (3) is responsible for any disclosure or use of such Information by its Representatives (including, without limitation, Representatives who subsequently become former Representatives) contrary to the terms of this Section 6.3, or any other breach of this
          Section 6.3 by any such Representative; and

                (4) does not, and causes its Representatives not to, disclose to any Person (other than Holding and its Representatives) that such Information exists or has been made available to the Shareholder.

     (b) If any Governmental Entity requests a Shareholder or any of its Representatives to disclose any Information to it:

          (i) such Shareholder will promptly notify Holding to permit it to seek a protective order or take other action that Holding in its discretion deems appropriate, and the Shareholder will cooperate in any such efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such Information; and

          (ii) if, in the absence of a protective order, the Shareholder or any of its Representatives is required as a matter of law to disclose any Information in any proceeding or pursuant to legal process, the Shareholder may disclose to the party requiring disclosure only the part of such Information as is required by law to be disclosed (in which case, prior to such disclosure, such Restricted Holder will advise and consult with Holding and its counsel as to such disclosure and the nature and wording of such disclosure) and the Shareholder will use its commercially reasonable efforts to obtain confidential treatment therefor.

     Section 6.4.   Additional Information.

     Each Restricted Holder agrees that, from the date of this Agreement and for so long as it owns any Covered Shares, it will furnish Holding such necessary information as Holding may reasonably request:

     (a) in connection with the consummation of the transactions contemplated by this Agreement and the Registration and Participation Agreement; and

     (b) in connection with the preparation and filing of any reports, filings, applications, consents or authorizations with any Governmental Entity under any Applicable Law.

     Section 6.5.   RACI Senior Notes.

     (a) Each of Holding, C&D Fund IV and BRS Fund II acknowledges and agrees that the intent of the parties is that for so long as any RACI Senior Note remains outstanding, subject to the terms of the RACI Senior Notes:

          (i) Holding is to pay all interest due and payable under such note in cash to the extent permitted under the Credit Agreement, dated as of January 24, 2003, among Remington and the lenders thereto (the "Credit Agreement"), and the Indenture, dated as of January 24, 2003, governing Remington's 10 1/2% Senior Notes (the "Indenture"); and

          (ii) Holding is to prepay any principal and other amounts require to be prepaid under the terms of such note with all amounts permitted to be distributed or otherwise paid by Remington to Holding under the Credit Agreement and Indenture.

     (b) None of BRS Fund II, its Affiliate Transferees and Fund Distributees, in its capacity as a stockholder of Holding, will take any action to prevent Holding from making the payments specified in Section 6.5(a) in accordance with the terms of the RACI Senior Notes.

                                  ARTICLE VII.

                               CERTAIN DEFINITIONS

     Section 7.1.   Definitions.

     "Accepting Shareholder" has the meaning specified in Section 5.2(b).

     "Additional Offer Period" has the meaning specified in Section 4.2(a)(vi).

     "Affiliate" means with respect to:

     (a)  a natural person, such individual's Related Persons; and

     (b) any other Person, any Person directly or indirectly Controlling, Controlled by or under common Control with such first Person, provided that (i) any other investment fund managed by, and any employee of, Clayton, Dubilier & Rice, Inc., or Bruckmann, Rosser, Sherrill & Co., L.L.C., as the case may be, is deemed to be an Affiliate of C&D Fund IV or BRS Fund II, as the case may be, (ii) each of Michael I. Dubilier, Hubbard C. Howe and Leon J. Hendrix, Jr. and each person who is a partner of Clayton & Dubilier Associates IV Limited Partnership as at the date of this Agreement is deemed to be an Affiliate of C&D Fund IV and of each other, and (iii) each person who is a partner of BRSE, L.L.C. as at the date of this Agreement is deemed to be an Affiliate of BRS Fund II and of each other.

     "Affiliate Transfer" has the meaning specified in Section 4.1(a)(i).

     "Affiliate Transferees" has the meaning specified in Section 4.1(a)(i). For the avoidance of doubt, "Affiliate Transferees" with respect to any Shareholder means any Person who is an Affiliate of such Shareholder and to whom any of the Covered Shares are transferred pursuant to Section 4.1(a)(i).

     "Applicable Law" means all applicable provisions of (i) constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes or orders of any Governmental Entity, (ii) any consents or approvals of any Governmental Entity and (iii) any orders, decisions, injunctions, judgments, awards, decrees of or agreements with any Governmental Entity.

     "Board" has the meaning specified in Section 1.6.

     "BRS Consulting Agreement" means the Consulting Agreement, dated as of the same date as this Agreement, among Holding, Remington and Bruckmann, Rosser, Sherrill & Co., L.L.C.

     "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

     "C&D Consulting Agreement" means the Amended and Restated Consulting Agreement, dated as of January 1, 2001, among Holding, Remington and Clayton, Dubilier & Rice, Inc., as amended as of the date hereof.

     "Closing" means the closing of the Investment.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Companies" or "Company" has the meaning specified in the Recitals.

     "Common Stock" means Class A Common Stock, par value $0.01 per share, of Holding.

     "Control" means the power to direct the affairs of a Person by reason of ownership of voting securities, by contract or otherwise. Any director, member of management or other employee of Holding or any of its Subsidiaries who would not otherwise be an Affiliate of C&D Fund IV or BRS Fund II will be deemed not to be an Affiliate of C&D Fund IV or BRS Fund II.

     "Covered Shares" means all of the shares of Common Stock or other capital stock of Holding owned from time to time by any of the Restricted Holders.

     "Credit Agreement" has the meaning specified in Section 6.5(a)(i).

     "Deferred Shares" means grants of deferred shares of Common Stock made under the Remington Stock Plans.

     "Equity Purchase Price" has the meaning specified in Section 4.4(a)(ii).

     "Excluded Issuance" has the meaning specified in Section 5.5.

     "Fund Distributee", with respect to any private equity investment fund or general partner of any such fund, means (i) any Person who receives or is entitled to receive a distribution of the Covered Shares in accordance with the governing document of such fund or general partner and (ii) any Person who is an Affiliate of a Person identified in sub-clause (i) above to whom Covered Shares are transferred pursuant to Section 4.1(a)(i).

     "Fund Distribution" has the meaning specified in Section 4.1(a)(ii).

     "Governmental Entity" means any federal, state, local or foreign court, legislative, executive or regulatory authority or agency.

     "Holding" has the meaning specified in the preamble.

     "Indenture" has the meaning specified in Section 6.5(a)(i).

     "Independent Directors" has the meaning specified in Section 1.2(d).

     "Information" means all information about Holding or any of its Subsidiaries (whether written or oral or in electronic or other form and whether prepared by the Holding, its advisers or otherwise), that is or has been furnished to any Shareholder or any of its Representatives by or on behalf of Holding or any of its Subsidiaries, or any of their respective Representatives, together with all written or electronically stored documentation prepared by such Shareholder or its Representatives based on or reflecting, in whole or in part, such information, provided that the term "Information" does not include any information that (x) is or becomes generally available to the public through no action or omission by any Shareholder or its Representatives or (y) is or becomes available to such Shareholder on a nonconfidential basis from a source, other than Holding or any of its Subsidiaries, or any of their respective Representatives, that to such Shareholder's knowledge is not prohibited from disclosing such portions to such Shareholder by a contractual, legal or fiduciary obligation.

     "Initial Independent Directors" has the meaning specified in Section
1.2(d).

     "Investment" has the meaning specified in the Recitals.

     "Investment Agreement" has the meaning specified in the Recitals.

     "Management Agreements" means, the stock subscription agreements, stock option agreements, deferred shares award agreements and election forms that have been entered into from time to time among Holding and certain employees, management and directors of Holding or Remington pursuant to the Remington Stock Plans.

     "Merger" means, in relation to either Company, the Company merging or consolidating with or into, another Person (other than the other Company) and any Person or group of Persons who were not stockholders of Holding immediately prior to the merger own, directly or indirectly, more than 50% of the total voting securities of the surviving Person in such merger or consolidation.

     "Named Existing Director" has the meaning specified in Section 1.2(c).

     "Noteholder" has the meaning specified in Section 4.5(a).

     "Note Purchase Price" has the meaning specified in Section 4.5(a)(ii).

     "Note Sale Notice" has the meaning specified in Section 4.5(a)(i).

     "Note Sale Period" has the meaning specified in Section 4.5(a)(ii).

     "Note Sale Offer" has the meaning specified in Section 4.5(a)(iii).

     "Offer" has the meaning specified in Section 4.2(a)(iv).

     "Offered Holders" has the meaning specified in Section 4.2(a)(i).

     "Offering Holder" has the meaning specified in Section 4.2(a).

     "Offer Notice" has the meaning specified in Section 4.2(a)(i).

     "Offer Period" has the meaning specified in Section 4.2(a)(ii).

     "Offer Price" has the meaning specified in Section 4.2(a)(ii).

     "Offer Shares" has the meaning specified in Section 4.2(a)(ii).

     "Options" means options to purchase shares of Common Stock or other capital stock of Holding granted under the Remington Stock Plans.

     "Other Shareholders" has the meaning specified in the Recitals.

     "Ownership Change Event" means the repayment in full of the RACI Senior Notes.

     "Permitted Transfer" has the meaning specified in Section 4.1(a).

     "Person" means any natural person, firm, individual, partnership, joint venture, limited liability company, business trust, trust, association, corporation, company or unincorporated entity.

     "Proportionate Share" has the meaning specified in Section 4.2(a)(iv).

     "Public Offering" has the meaning specified in Section 4.1(a)(vii).

     "RACI A Senior Notes" has the meaning specified in the Recitals.

     "RACI B Senior Notes" has the meaning specified in the Recitals.

     "RACI Senior Notes" has the meaning specified in the Recitals.

     "Registration and Participation Agreement": the Amended and Restated Registration and Participation Agreement, dated as of the same date as this Agreement, among Holding, C&D Fund IV and BRS Fund II, as amended from time to time.

     "Related Person" means with respect to a natural person, (a) each other member of such individual's Family, (b) any Person that is directly or indirectly controlled by any one or more members of such individual's Family; and (c) any Person in which members of such individual's Family hold (individually or in the aggregate) a 100% Interest. In this definition, the "Family" of an individual includes (i) the individual, (ii) the individual's spouse, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree and (iv) any domestic partner of such individual; and "100% Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of voting securities or other voting interests representing all of the outstanding voting power of a Person or equity securities or other equity interests representing all of the outstanding equity securities or equity interests in a Person.

     "Remington" has the meaning specified in the Recitals.

     "Remington Board" has the meaning specified in Section 1.6.

     "Remington Stock Plans" means the Amended and Restated RACI Holding, Inc. Stock Option Plan, the RACI Holding, Inc. 1994 Director Stock Plan, the RACI Holding, Inc. Stock Purchase Plan, the RACI Holding, Inc. Director Stock Purchase Plan, the RACI Holding, Inc. Director Stock Option Plan and the RACI Holding, Inc. Stock Incentive Plan.

     "Representatives" means with respect to any Person, any of such Person's directors, officers, employees, general partners, affiliates, attorneys, accountants, financial and other advisers, and other agents and representatives, including in the case of any Shareholder any person nominated to any of the Boards by such Shareholder.

     "Repurchase" has the meaning specified in the Recitals.

     "Restricted Holder" means any of the Shareholders, their Affiliate Transferees and Fund Distributees.

     "Sale Notes" has the meaning specified in Section 4.5(a)(ii).

     "Sale Notice" has the meaning specified in Section 4.4(a)(i).

     "Sale Offer" has the meaning specified in Section 4.4(a)(iii).

     "Sale of the Company" has the meaning specified in Section 3.1(d).

     "Sale Period" has the meaning specified in Section 4.4(a)(ii).

     "Sale Shares" has the meaning specified in Section 4.4(a)(ii).

     "Securities" has the meaning specified in Section 5.1.

     "Selling Holder" has the meaning specified in Section 4.3(a).

     "Shareholder" and "Shareholders" have the meaning specified in the preamble.

     "Share Purchase Price" has the meaning specified in the Recitals.

     "Significant Subsidiary" means any Subsidiary, direct or indirect, of the Company, either (i) whose EBITDA is more than 10% of the EBITDA of the Company and its Subsidiaries on a consolidated basis, or (ii) whose assets exceed 20% of the assets of the Company and its Subsidiaries on a consolidated basis.

     "Special Registration" means the registration of equity securities and/or options or other rights in respect thereof solely on Form S-4 or S-8 or any similar or successor form.

     "Subscription Notice" has the meaning specified in Section 5.1(b).

     "Subscription Offer" has the meaning specified in Section 5.1(c).

     "Subsidiary" means each corporation or other Person in which a Person owns or controls, directly or indirectly, capital stock or other equity interests representing at least 50% of the outstanding voting stock or other equity interests.

     "Supermajority Voting Matters" has the meaning specified in Section 3.2.

     "Tag Sale Notice" has the meaning specified in Section 4.3(a)(i).

     "Third Party Transfer" has the meaning specified in Section 4.1(a)(iii).

     "Third Party Transferee" has the meaning specified in Section 4.1(a)(iii).

     "Transfer" has the meaning specified in Section 4.1(a).

                                  ARTICLE VIII.

                                  MISCELLANEOUS

     Section 8.1.   By-Laws and Certificate of Incorporation; Amendments.

     (a) The By-Laws of each Company as in effect on the date of this Agreement are attached as Exhibits B and C. The Certificate of Incorporation of each Company as in effect on the date of this Agreement is attached as Exhibits D and E.

     (b) Neither the Certificate of Incorporation nor the By-Laws of each Company may be amended in a manner inconsistent with the terms of this Agreement without the consent of both Shareholders.

     (c) The provisions of this agreement prevail over any inconsistent provision in the By-Laws of each Company, and as soon as possible after becoming aware of any inconsistency, all parties will take all necessary steps to amend the inconsistency in the By-Laws.

     Section 8.2.   Notices.

     All notices, requests, demands or other communications provided for hereunder shall be in writing and shall be deemed to have been duly given to any party (a) when delivered personally (by courier service or otherwise), (b) when delivered by facsimile and confirmed by receipt of the proper facsimile confirmation, (c) five days after being mailed by first class mail, postage prepaid (registered or certified mail, return receipt requested), (d) when receipt acknowledged, if telecopied, or (e) the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery, in each case to the applicable address set forth as follows, or to such other address as such party may have designated to the Company in writing:

          (i)    if to Holding:

                 RACI Holding, Inc.
                 c/o Remington Arms Company, Inc.
                 870 Remington Drive
                 P.O. Box 700
                 Madison, NC 27025-0700
                 Fax Number: (336) 548-7779
                 Attention:  Chief Financial Officer

          (ii)   if to C&D Fund IV:

                 The Clayton & Dubilier Private Equity Fund IV
                 Limited Partnership
                 270 Greenwich Avenue
                 Greenwich, Connecticut 06830
                 Attention:  Clayton & Dubilier Associates IV
                 Limited Partnership

                 and with a copy (which shall not constitute notice) to:

                 Debevoise & Plimpton
                 919 Third Avenue
                 New York, New York  10022
                 Fax Number:  (212) 909-6836
                 Attention:  Paul S. Bird, Esq.

          (iii)  If to BRS Fund II:

                 c/o Bruckmann, Rosser, Sherrill & Co, L.L.C.
                 126 East 56th Street
                 New York, New York  10022
                 Fax Number:  (212) 521-3799
                 Attention:  Stephen Sherrill
                 with a copy (which shall not constitute notice) to:

                 Kirkland & Ellis
                 Citigroup Center
                 153 East 53rd Street
                 New York, New York  10022-4675
                 Fax Number:  (212) 446-4900
                 Attention:  Kim Taylor, Esq.

or to such other address or to such other person as any party last designates by notice to the other party.

     Section 8.3.   Severability.

     If any provision of this Agreement is invalid, inoperative or unenforceable for any reason, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses, Sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

     Section 8.4.   Term.

     This Agreement is effective as of the date of this Agreement and will continue in effect hereafter until the earliest to occur of:

     (a)  its termination by the unanimous written consent of the Shareholders;

     (b) the purchase by C&D Fund IV or any of its Affiliates of all of the Covered Shares held by BRS Fund II, its Affiliates and Fund Distributees pursuant to a Sale Offer under Section 4.4; and

     (c) the establishment of a Public Market for the Common Stock. A "Public Market" for the Common Stock will be deemed to have been established at such time as 20% of the Common Stock (on a fully diluted basis) has been sold to the public pursuant to an effective registration statement under the Securities Act other than a Special Registration, provided that if this Agreement is terminated pursuant to Section 8.4(c), then for so long as C&D Fund IV or any of its Affiliate Transferees or Fund Distributees own any shares of Common Stock, Section 1.2(c)(i), Section 1.2(f)(ii), Section 1.3(a)(iii) and Section 1.3(c)(iii) will continue in full force and effect for so long as any of Named Existing Director satisfies the requirements set forth in Section 1.2(c)(i).

     Section 8.5.   Headings.

     The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

     Section 8.6.   Entire Agreement.

     This Agreement, together with the Investment Agreement and the Registration and Participation Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to its subject matter.

     Section 8.7.   Counterparts.

     This Agreement may be executed in several counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

     Section 8.8.   Governing Law.

     This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and performed within such State.

     Section 8.9.   Assignment.

     Except as provided in Section 4.2(e), Section 4.4(d), Section 4.5(d),
Section 6.2 and Section 5.7, this Agreement is not assignable by any party without the prior written consent of the other parties.

     Section 8.10.  Binding Effect; No Third Party Beneficiaries.

     This Agreement will be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns permitted under Section 8.9, and nothing in this Agreement will confer any rights upon any Person other than the parties and each such party's respective heirs, successors and assigns permitted under Section 8.9, provided that each Named Existing Director is a third party beneficiary of the obligations of each Shareholder under Section 1.2(c)(i), Section 1.2(f)(ii), Section 1.3(a)(iii) and Section 1.3(c)(iii);

     Section 8.11.  Amendment; Waivers, etc.

     This Agreement may only be amended by written agreement executed by C&D Fund IV, BRS Fund II and Holding. No waiver under this Agreement will be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the waiver is sought. Any such waiver will constitute a waiver only with respect to the specific matter described in such writing and will in no way impair the rights of the party granting such waiver in any other respect or at any other time.

     Section 8.12.  Consent to Jurisdiction.

     Each party irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees not to commence any such suit, action or other proceeding except in such courts). Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth or referred to in Section 8.2 will be effective service of process for any such suit, action or other proceeding. Each party irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or other proceeding in (i) the Supreme Court of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

     Section 8.13.  Waiver of Jury Trial.

     Each party hereby waives, to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in respect of any suit, action or other proceeding arising out of or any transaction contemplated by this Agreement. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and
(b) acknowledges that it and the other parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 8.13.

              [the remainder of this page left intentionally blank]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement by their authorized representatives as of the date first above written.

                                      RACI HOLDING, INC.


                                      By: /s/ Mark A. Little
                                         ---------------------------------------
                                      Name:  Mark A. Little
                                      Title: Chief Financial Officer


                                      THE CLAYTON & DUBILIER PRIVATE EQUITY
                                      FUND IV LIMITED PARTNERSHIP

                                      By: Clayton & Dubilier Associates IV
                                      Limited Partnership, its general partner


                                      By: /s/ Donald J. Gogel
                                         ---------------------------------------
                                      Name:  Donald J. Gogel
                                      Title: President


                                      BRUCKMANN, ROSSER, SHERRILL & CO. II, L.P.

                                      By: BRSE, L.L.C., its general partner


                                      By: /s/ Stephen Sherrill
                                         ---------------------------------------
                                      Name:  Stephen Sherrill
                                      Title: Managing Director

                                                                  EXECUTION COPY

                                                                       EXHIBIT A

                   OTHER COMMITTEES OF THE BOARD OF DIRECTORS
                         OF REMINGTON ARMS COMPANY, INC.

AUDIT COMMITTEE
---------------
Bobby R. Brown, Chairman
Richard A. Gilleland
Richard E. Heckert
Hubbard C. Howe

BENEFITS COMMITTEE                       INVESTMENT COMMITTEE
------------------                       --------------------
Leon J. Hendrix, Jr., Chairman           Leon J. Hendrix, Jr., Chairman
Michael G. Babiarz                       Michael G. Babiarz
Samuel G. Grecco                         Samuel G. Grecco
Hubbard C. Howe                          Hubbard C. Howe
Thomas E. Ireland                        Thomas E. Ireland
Mark A. Little                           Mark A. Little
Stephen C. Sherrill                      Stephen C. Sherrill

PUBLIC POLICY COMMITTEE                  COMPENSATION COMMITTEE
-----------------------                  ----------------------
Richard E. Heckert, Chairman             Richard A. Gilleland, Chairman
Bobby R. Brown                           Richard E. Heckert
Richard A. Gilleland                     H. Norman Schwarzkopf
Richard E. Heckert                       Stephen C. Sherrill
Thomas E. Ireland
H. Norman Schwarzkopf
Thomas L. Millner

                                                                       EXHIBIT B

                               RACI HOLDING, INC.

                                     BY-LAWS

                  As amended and restated on February 12, 2003

                                Table of Contents

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
ARTICLE I STOCKHOLDERS

Section 1.01          Annual Meetings....................................................................1
Section 1.02          Special Meetings ..................................................................1
Section 1.03          Notice of Meeting; Waiver..........................................................1
Section 1.04          Quorum.............................................................................2
Section 1.05          Voting.............................................................................2
Section 1.06          Voting by Ballot...................................................................2
Section 1.07          Proxies............................................................................3
Section 1.08          Organization; Procedure............................................................3
Section 1.09          Consent of Stockholders in Lieu of Meeting.........................................4

ARTICLE II BOARD OF DIRECTORS

Section 2.01          General Powers.....................................................................4
Section 2.02          Number and Term of Office..........................................................4
Section 2.03          Election of Directors..............................................................5
Section 2.04          Annual and Regular Meetings........................................................5
Section 2.05          Special Meetings; Notice...........................................................5
Section 2.06          Quorum: Voting.....................................................................6
Section 2.07          Adjournment........................................................................6
Section 2.08          Action Without a Meeting...........................................................6
Section 2.09          Regulations: Manner of Acting......................................................6
Section 2.10          Action by Telephonic Communications................................................6
Section 2.11          Resignations.......................................................................6
Section 2.12          Removal of Directors...............................................................7
Section 2.13          Vacancies and Newly Created Directorships..........................................7
Section 2.14          Compensation.......................................................................7
Section 2.15          Reliance on Accounts and Reports...................................................7

ARTICLE III EXECUTIVE COMMITTEE AND OTHER COMMITTEES

Section 3.01          How Constituted....................................................................8
Section 3.02          Powers.............................................................................8
Section 3.03          Proceedings........................................................................9
Section 3.04          Quorum and Manner of Acting........................................................9
Section 3.05          Action by Telephonic Communications...............................................10
Section 3.06          Absent or Disqualified Members....................................................10
Section 3.07          Resignations......................................................................10
Section 3.08          Removal...........................................................................10
Section 3.09          Vacancies.........................................................................10

                                Table of Contents
                                    (continued)

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ARTICLE IV OFFICERS

Section 4.01          Number............................................................................11
Section 4.02          Election..........................................................................11
Section 4.03          Salaries..........................................................................11
Section 4.04          Removal and Resignation; Vacancies................................................11
Section 4.05          Authority and Duties of Officers..................................................11
Section 4.06          The Chief Executive Officer.......................................................11
Section 4.07          The Vice Presidents...............................................................12
Section 4.08          The Secretary.....................................................................12
Section 4.09          The Chief Financial Officer.......................................................13
Section 4.10          The Treasurer.....................................................................14
Section 4.11          Additional Officers...............................................................14
Section 4.12          Security..........................................................................15

ARTICLE V STOCK

Section 5.01          Certificates of Stock.............................................................15
Section 5.02          Signatures; Facsimile.............................................................15
Section 5.03          Lost, Stolen or Destroyed Certificates............................................15
Section 5.04          Transfer of Stock.................................................................15
Section 5.05          Record Date.......................................................................16
Section 5.06          Registered Stockholders...........................................................17
Section 5.07          Transfer Agent and Registrar......................................................17

ARTICLE VI INDEMNIFICATION

Section 6.01          Nature of Indemnity...............................................................17
Section 6.02          Successful Defense................................................................18
Section 6.03          Determination That Indemnification Is Proper......................................18
Section 6.04          Advance Payment of Expenses.......................................................19
Section 6.05          Procedure for Indemnification of Directors and Officers...........................19
Section 6.06          Survival: Preservation of Other Rights............................................19
Section 6.07          Insurance.........................................................................20
Section 6.08          Severability......................................................................20

ARTICLE VII OFFICES

Section 7.01          Registered Office.................................................................20
Section 7.02          Other Offices.....................................................................21

                                Table of Contents
                                    (continued)

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
ARTICLE VIII GENERAL PROVISIONS

Section 8.01          Dividends.........................................................................21
Section 8.02          Reserves..........................................................................21
Section 8.03          Execution of Instruments..........................................................21
Section 8.04          Corporate Indebtedness............................................................22
Section 8.05          Deposits..........................................................................22
Section 8.06          Checks............................................................................22
Section 8.07          Sale, Transfer, etc. of Securities................................................22
Section 8.08          Voting as Stockholder.............................................................22
Section 8.09          Fiscal Year.......................................................................23
Section 8.10          Seal..............................................................................23
Section 8.11          Books and Records; Inspection.....................................................23
Section 8.12          Definitions.......................................................................23

ARTICLE IX AMENDMENT OF BY-LAWS

Section 9.01          Amendment.........................................................................24

ARTICLE X CONSTRUCTION

Section 10.01         Construction......................................................................24

                               RACI HOLDING, INC.

                                     BY LAWS

                  As amended and restated on February 12, 2003

     Certain defined terms used herein without definition shall have the meanings set forth in Section 8.12.

                                    ARTICLE I

                                  STOCKHOLDERS

     Section 1.01 Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, either within or without the State of Delaware, and at such time as shall be designated for the first regularly-scheduled meeting of the Board of Directors in each calendar year, or at such other date and hour as may be fixed from time to time by resolution of the Board of Directors and set forth in the Notice or Waiver of Notice of the meeting. [Section 211(a), (b).]/1/

     Section 1.02 Special Meetings. Special meetings of the stockholders may be called at any time by the Chief Executive Officer (or, in the event of his or her absence or disability, by any Vice President) or by the Board of Directors. A special meeting shall be called by the Chief Executive Officer (or, in the event of his or her absence or disability, by any Vice President) or by the Secretary, immediately upon receipt of a written request therefor by stockholders holding in the aggregate not less than a majority of the outstanding shares of the Corporation at the time entitled to vote at any meeting of the stockholders. If such officers or the Board of Directors shall fail to call such meeting within 20 days after receipt of such request, any stockholder executing such request may call such meeting. Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, as shall be specified in the respective notices or waivers of notice thereof. [Section 211(d).]

     Section 1.03 Notice of Meeting; Waiver. The Secretary or any Assistant Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which

----------
/1/ Citations are to the General Corporation Law of the State of Delaware as in effect on September 1, 1998 (the "DGCL"), and are inserted for reference only, and do not constitute a part of the By-Laws.

such meeting is called, to be given personally or by mail, not less than ten nor more than sixty days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the record of stockholders of the Corporation, or, if he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at such other address. Such further notice shall be given as may be required by law.

     No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. [Sections 222, 229.]

     Section 1.04 Quorum. Except as otherwise required by law or by the Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting. [Section 216.]

     Section 1.05 Voting. If, pursuant to Section 5.05 of these By-Laws, a record date has been fixed, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in his name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law or by the Certificate of Incorporation or by these By-Laws, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting. [Sections 212(a), 216.]

     Section 1.06 Voting by Ballot. No vote of the stockholders need be taken by written ballot unless otherwise required by law. Any vote which need not be taken by ballot may be conducted in any manner approved by the meeting.

     Section 1.07 Adjournment. If a quorum is not present at any meeting of the stockholders, the stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than thirty days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.05 of these By-Laws, a notice of the adjourned meeting, conforming to the requirements of Section 1.03 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting. [Section 222(c).]

     Section 1.08 Proxies. Any stockholder entitled to vote at any meeting of the stockholders or to express consent to or dissent from corporate action in writing without a meeting may authorize another person or persons to vote at any such meeting and express such consent or dissent for him by proxy. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by telegram, cablegram or other electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. [Section 212(b), (c), (d), (e).]

     Section 1.09 Organization; Procedure. At every meeting of stockholders the presiding officer shall be the Chief Executive Officer or, in the event of his absence or disability, a presiding officer chosen by a majority of the stockholders present in person or by proxy. The Secretary, or in the event of his absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as Secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such presiding officer.

     Section 1.10 Consent of Stockholders in Lieu of Meeting. To the fullest extent permitted by law, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, such action may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. [Section 228(a), (c).]

                                   ARTICLE II

                               BOARD OF DIRECTORS

     Section 2.01 General Powers. Except as may otherwise be provided by law, by the Certificate of Incorporation or by these By-Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation. [Section 141(a).]

     Section 2.02 Number and Term of Office. During the term of the Shareholders Agreement, the number of Directors constituting the entire Board of Directors shall be fixed as set forth in the Shareholders Agreement. Following the expiration of the Shareholders Agreement, the number of Directors constituting the entire Board of Directors shall be such number of Directors as in office at the time of such expiration, which number may be modified from time to time by resolution of the Board of Directors, but in no event shall the number of Directors be less than one (1). Each

Director (whenever elected) shall hold office until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. [Section 141 (b).]

     Section 2.03 Election of Directors. Except as otherwise provided in Sections 2.12 and 2.13 of these By-Laws, the Directors shall be elected at each annual meeting of the stockholders. If the annual meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election. [Sections 211(b), (c), 216.]

     Section 2.04 Annual and Regular Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given, provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telegram, radio or cable, to each Director who shall not have been present at the meeting at which such action was taken, addressed to him at his usual place of business, or shall be delivered to him personally. Notice of such action need not be given to any Director who attends the first regular meeting after such action is taken without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting. [Sections 141(g), 229.]

     Section 2.05 Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chief Executive Officer (or in the event of his absence or disability, by any Vice President) or by a majority of the Directors then in office, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on 24 hours' notice, if notice is given to each Director personally or by telephone or telegram, or on five days' notice, if notice is mailed to each Director, addressed to him at his usual place of business. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat. [Sections 141 (g), 229.]

     Section 2.06 Quorum: Voting. At all meetings of the Board of Directors, the presence of a majority of the total then authorized number of Directors shall constitute a quorum for the transaction of all business. The vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except (i) as otherwise required by law [Section 141 (b)], (ii) during the term of the Shareholders Agreement and prior to the occurrence of an Ownership Change Event, the affirmative vote of nine Directors is required for any Supermajority Voting Matters, and (iii) during the term of the Shareholders Agreement and following the occurrence of an Ownership Change Event, the affirmative vote of at least 73% of the Directors then in office is required for the appointment and removal of the Chief Executive Officer of the Corporation.

     Section 2.07 Adjournment. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.05 shall be given to each Director.

     Section 2.08 Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors. [Section 141(f).]

     Section 2.09 Regulations; Manner of Acting. To the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

     Section 2.10 Action by Telephonic Communications. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(i).]

     Section 2.11 Resignations. Any Director may resign at any time by delivering a written notice of resignation, signed by such Director, to the Chief Executive Officer or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. [Section 141(b).]

     Section 2.12 Removal of Directors. Any Director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote for the election of such Director. Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting by the stockholders entitled to vote for the election of the Director so removed in accordance with Section
2.13 hereof. If such stockholders do not fill such vacancy at such meeting (or in the written instrument effecting such removal, if such removal was effected by consent without a meeting), such vacancy may be filled in the manner provided in Section 2.13 of these By-Laws. [Section 141(k).]

     Section 2.13 Vacancies and Newly Created Directorships. If any vacancies shall occur in the Board of Directors, by reason of death, resignation, removal or otherwise, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act, and such vacancies and newly created directorships may be filled by a majority of the Directors then in office, although less than a quorum. A Director elected to fill a vacancy or a newly created directorship shall hold office until his successor has been elected and qualified or until his earlier death, resignation or removal. Any such vacancy or newly created directorship may also be filled at any time by vote of the stockholders. [Sections 141 (b), 223.]

     Section 2.14 Compensation. The amount, if any, which each Director shall be entitled to receive as compensation for his services as such shall be fixed from time to time by resolution of the Board of Directors, provided that (a) no director who is an officer or employee of CDR or BRS at any time that CDR or BRS, as the case may be, is providing consulting services to the Corporation or one or more of its subsidiaries and (b) no director who is an officer or employee of the Corporation, shall be entitled to receive any compensation for his or her services as a Director (although such Director shall be entitled to be reimbursed for any reasonable out-of-pocket expenses incurred in connection with his or her services as a Director). [Section 141 (h).]

     Section 2.15 Reliance on Accounts and Reports, etc. A Director, or a member of any Committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or Committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation. [Section 141(e).]

                                   ARTICLE III

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

     Section 3.01 How Constituted. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more Committees, including an Executive Committee, each such Committee to consist of such number of Directors as from time to time may be fixed by the Board of Directors, provided that during the term of the Shareholders Agreement, the Executive Committee will consist of four Directors, and the composition of the Executive Committee will be as provided in the Shareholders Agreement. Any Committee may be abolished or redesignated from time to time by the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any such Committee (excluding, during the term of the Shareholders Agreement, the Executive Committee), who may replace any absent or disqualified member or members at any meeting of such Committee. After the termination of the Shareholders Agreement, members (and alternate members, if any) of each such Committee may be designated at the annual meeting of the Board of Directors. Each member (and each alternate member) of any such Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his successor shall have been designated or until he shall cease to be a Director, or until his earlier death, resignation or removal. [Section 141(b), (c).]

     Section 3.02 Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee, except as otherwise provided in this section, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation. Each such other Committee, except as otherwise provided in this section, shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors. Neither the Executive Committee nor any such other Committee shall have the power or authority:

          (a) to amend the Certificate of Incorporation (except that a Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the DGCL, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

          (b) to adopt an agreement of merger or consolidation or a certificate of ownership or merger;

          (c) to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

          (d) to recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution;

          (e)     to declare a dividend;

          (f)     to authorize the issuance of stock;

          (g) to appoint or remove the Chief Executive Officer, the Chief Financial Officer or any Vice President of the Corporation or a Director;

          (h)     to authorize any new compensation or benefit program;

          (i) to appoint or discharge the Corporation's independent public accountants;

          (j) to authorize the annual operating plan, annual capital expenditure plan and strategic plan;

          (k)     to abolish or usurp the authority of the Board of Directors;

          (l) during the term of the Shareholders Agreement and prior to the occurrence of an Ownership Change Event, any Supermajority Voting Matters; or

          (m)     to amend these By-Laws of the Corporation.

The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to any or all papers which may require it. [Section 141(c).]

     Section 3.03 Proceedings. Each such Committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

     Section 3.04 Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total then authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such. [Section 141(b), (c), (f).]

     Section 3.05 Action by Telephonic Communications. Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(i).]

     Section 3.06 Absent or Disqualified Members. In the absence or disqualification of a member of any Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member so long as Section 3.01 is complied with in respect of the Executive Committee. [Section 141(c).]

     Section 3.07 Resignations. Any member (and any alternate member) of any Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery. [Section 141 (b).]

     Section 3.08 Removal. Any member (and any alternate member) of any Committee may be removed at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors, so long as Section 3.01 is complied with in respect of the Executive Committee.

     Section 3.09 Vacancies. If any vacancy shall occur in any Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.

                                   ARTICLE IV

                                    OFFICERS

     Section 4.01 Number. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, one or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors also may elect a Chief Financial Officer and one or more Assistant Secretaries and Assistant Treasurers in such numbers as the Board of Directors may determine. Any number of offices may be held by the same person. No officer need be a Director of the Corporation. [Section 142(a), (b).]

     Section 4.02 Election. Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Each officer shall hold office until his successor has been elected and qualified, or until his earlier death, resignation or removal. In the event of a vacancy in the office of a Vice President, Secretary, Assistant Secretary, Treasurer, or Assistant Treasurer, the Chief Executive Officer may appoint a replacement to serve until the next meeting of the Board of Directors where a successor is elected and qualified. [Section 142(b).]

     Section 4.03 Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

     Section 4.04 Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors. [Section 142(b), (e).]

     Section 4.05 Authority and Duties of Officers. The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these By-Laws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law. [Section 142(a).]

     Section 4.06 The Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the stockholders at which he is present, shall be the chief executive officer of the Corporation, shall have, subject to the direction of, and pursuant to resolutions approved by, the Board of Directors, general control and supervision of the policies and operations of the Corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect and shall report to the Board of Directors. He shall manage and administer the Corporation's business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a chief executive officer of a corporation. He shall have the authority to sign in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation, and together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation is affixed. He shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent elected or appointed by the Chief Executive Officer or the Board of Directors. The Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 4.07 The Vice Presidents. Each Vice President shall perform such duties and exercise such powers as may be assigned to him from time to time by the Chief Executive Officer. In the absence of a Chief Executive Officer, the duties of the Chief Executive Officer shall be performed and his powers may be exercised by such Vice President as shall be designated by the Chief Executive Officer, or failing such designation, such duties shall be performed and such powers may be exercised by each Vice President in order of his earliest election to that office; subject in any case to review and superseding action by the Chief Executive Officer.

     Section 4.08 The Secretary. The Secretary shall have the following powers and duties:

          (a) He shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

          (b) He shall cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by law.

          (c) Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, he shall furnish a copy of such resolution to the members of such Committee.

          (d) He shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these By-Laws, and when so affixed he may attest the same.

          (e) He shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these By-Laws.

          (f) He shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

          (g) He shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

          (h) He shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these By-Laws or as may be assigned to him from time to time by the Board of Directors or the Chief Executive Officer.

     Section 4.09 The Chief Financial Officer. The Chief Financial Officer shall be the chief financial officer of the Corporation and shall have the following powers and duties:

          (a) He shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

          (b) He shall render to the Board of Directors whenever requested, a statement of the financial condition of the Corporation and of all his transactions as Chief Financial Officer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

          (c) He shall be empowered from time to time to require from all officers or agents of the Corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation.

          (d) He shall perform, in general, all duties incident to the office of chief financial officer and such other duties as may be specified in these By-Laws or as may be assigned to him from time to time by the Board of Directors or the Chief Executive Officer.

          (e) The Chief Financial Officer shall report to the Chief Executive Officer.

          (f) The Chief Executive Officer shall carry out all of the duties and responsibilities under this Section 4.09 if the Corporation has no Chief Financial Officer.

     Section 4.10 The Treasurer. The Treasurer shall be the treasurer of the Corporation and shall have the following powers and duties:

          (a) He shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositories as shall be selected in accordance with Section 8.05 of these By-Laws.

          (b) He shall cause the moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.06 of these By-Laws) upon the authorized depositories of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

          (c) He may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

          (d) He shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these By-Laws or as may be assigned to him from time to time by the Board of Directors or the Chief Financial Officer, to whom he shall report.

     Section 4.11 Additional Officers. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him, for or without cause. [Section 142(a), (b).]

     Section 4.12 Security. The Board of Directors may require any officer, agent or employee of the Corporation to provide security for the faithful performance of his duties, in such amount and of such character as may be determined from time to time by the Board of Directors. [Section 142(c).]

                                    ARTICLE V

                                  CAPITAL STOCK

     Section 5.01 Certificates of Stock, Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation, by the Chief Executive Officer or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws. [Section 158.]

     Section 5.02 Signatures; Facsimile. Any or all of such signatures on the certificate referred to in Section 5.01 may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. [Section 158.]

     Section 5.03 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate. [Section 167.]

     Section 5.04 Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the DGCL. Subject to the provisions of the Certificate of Incorporation and these By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation. [Section 151(f).]

     Section 5.05 Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty nor less than ten days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. [Section 213.]

     Section 5.06 Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so. [Section 159.]

     Section 5.07 Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

                                   ARTICLE VI

                                 INDEMNIFICATION

     Section 6.01 Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any, criminal action or proceeding had no reasonable cause to believe his conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor
(1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding the foregoing, but subject to Section 6.05, the Corporation shall not be obligated to indemnify a director or officer of the Corporation in respect of a Proceeding (or part thereof) instituted by such director or officer, unless (i) such Proceeding (or part thereof) has been authorized by the Board of Directors or (ii) such Proceeding is pursuant to a Consulting Agreement or an Indemnification Agreement.

     The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. [Section 145(a), (b).]

     Section 6.02 Successful Defense. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section
6.01 hereof or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     Section 6.03 Determination That Indemnification Is Proper. Any indemnification of a director or officer of the Corporation under Section 6.01 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Section 6.01 hereof. Any indemnification of an employee or agent of the Corporation under Section 6.01 (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01. Any such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

     Section 6.04 Advance Payment of Expenses. Expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

     Section 6.05 Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Sections 6.01 and 6.02, or advance of costs, charges and expenses to such person under Section
6.04 of these By-Laws, shall be made promptly, and in any event within 30 days, upon the written request of such person. If a determination by the Corporation that such person is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article shall be enforceable by the indemnified person in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.04 of this Article where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01 of this Article, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 6.01 of this Article, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 6.06 Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director and officer who serves in any such capacity at any time while these provisions as well as the relevant provisions of the Delaware Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director or officer.

     The indemnification and advancement of expenses provided by this Article VI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 6.07 Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire Board of Directors. [Section 145(g).]

     Section 6.08 Severability. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

                                   ARTICLE VII

                                     OFFICES

     Section 7.01 Registered Office. The registered office of the Corporation in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle.

     Section 7.02 Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     Section 8.01 Dividends. Subject to any applicable provisions of law, the Certificate of Incorporation and the other provisions of these By-Laws, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation's Capital Stock; provided that stock dividends on the Corporation's Class A Common Stock shall be paid in shares of Class A Common Stock and dividends on the Corporation's Class B Common Stock shall be paid in shares of Class B Common Stock.

     A member of the Board of Directors, or a member of any Committee designated by the Board of Directors shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or Committees of the Board of Directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid. [Sections 170, 172, 173.]

     Section 8.02 Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve. [Section 171.]

     Section 8.03 Execution of Instruments. The Chief Executive Officer, any Vice President, the Chief Financial Officer, the Secretary or Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors or the Chief Executive Officer may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

     Section 8.04 Corporate Indebtedness. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors or, to the extent the Executive Committee has the power to authorize such loan or evidence of indebtedness, the Executive Committee. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors or the Executive Committee, as the case may be, shall authorize. When so authorized by the Board of Directors or the Executive Committee as the case may be, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

     Section 8.05 Deposits. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors or the Chief Executive Officer or by such officers or agents as may be authorized by the Board of Directors or the Chief Executive Officer to make such determination.

     Section 8.06 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors or the Chief Executive Officer from time to time may determine.

     Section 8.07 Sale, Transfer, etc. of Securities. To the extent authorized by the Board of Directors, the Chief Executive Officer, any Vice President, the Chief Financial Officer, the Secretary or the Treasurer or any other officers designated by the Board of Directors or the Chief Executive Officer may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

     Section 8.08 Voting as Stockholder. As directed by resolution of the Board of Directors or the Executive Committee, (a) the Chief Executive Officer or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock, and (b) such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

     Section 8.09 Fiscal Year. The fiscal year of the Corporation shall commence on the first day of January of each year (except for the Corporation's first fiscal year which shall commence on the date of incorporation) and shall terminate in each case on the last day of December.

     Section 8.10 Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware". The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

     Section 8.11 Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

     Section 8.12 Definitions.

     "BRS": Bruckmann, Rosser, Sherrill & Co., L.L.C., a Delaware limited liability company.

     "CDR": Clayton, Dubilier Rice, Inc., a Delaware corporation.

     "Committee": See Section 3.01.

     "Consulting Agreement": the Consulting Agreement, dated as of February 12, 2003, among the Corporation, Remington Arms Company, Inc. and Bruckmann, Rosser, Sherrill & Co., L.L.C., as amended from time to time, or the Amended and Restated Consulting Agreement, dated as of January 1, 2001, among the Corporation, Remington and Clayton, Dubilier & Rice, Inc., as amended from time to time.

     "Executive Committee": See Section 3.01.

     "Indemnification Agreement": the Indemnification Agreement, dated as of February 12, 2003, among the Corporation, Remington Arms Company, Inc., Bruckmann, Rosser, Sherrill & Co., L.L.C., and Bruckmann, Rosser, Sherrill & Co. II,

L.P., or the Indemnification Agreement, dated as of November 30, 1993, among the Corporation, Remington Arms Company, Inc., Clayton, Dubilier & Rice, Inc. and The Clayton & Dubilier Private Equity Fund IV Limited Partnership.

     "Ownership Change Event": As defined in the Shareholders Agreement.

     "Shareholders Agreement": The Shareholders Agreement, dated as of February 12, 2003, among the Corporation, Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership, and The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership, as amended from time to time in accordance with the terms thereof.

     "Supermajority Voting Matters": As defined in the Shareholders Agreement.

                                   ARTICLE IX

                              AMENDMENT OF BY-LAWS

     Section 9.01 Amendment. These By-Laws may be amended, altered or repealed

          (a) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; or

          (b) at any regular or special meeting of the stockholders if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting. [Section 109(a).]

                                    ARTICLE X

                                  CONSTRUCTION

     Section 10.01 Construction. In the event of any conflict between the provisions of these By-Laws as in effect from time to time and the provisions of the certificate of incorporation of the Corporation as in effect from time to time, the provisions of such certificate of incorporation shall be controlling.

                                                                       EXHIBIT C

                          REMINGTON ARMS COMPANY, INC.
                     (formerly RACI Acquisition Corporation)

                                     BY-LAWS

                  As amended and restated on February 12, 2003

                                Table of Contents

                                                                                                               Page
                                                                                                               ----
ARTICLE I STOCKHOLDERS                                                                                            1

Section 1.01        Annual Meetings...............................................................................1
Section 1.02        Special Meetings..............................................................................1
Section 1.03        Notice of Meeting; Waiver.....................................................................1
Section 1.04        Quorum........................................................................................2
Section 1.05        Voting........................................................................................2
Section 1.06        Voting by Ballot..............................................................................2
Section 1.07        Adjournment...................................................................................3
Section 1.08        Proxies.......................................................................................3
Section 1.09        Organization; Procedure.......................................................................3
Section 1.10        Consent of Stockholders in Lieu of Meeting....................................................4

ARTICLE II BOARD OF DIRECTORS                                                                                     4

Section 2.01        General Powers................................................................................4
Section 2.02        Number and Term of Office.....................................................................4
Section 2.03        Election of Directors.........................................................................5
Section 2.04        Annual and Regular Meetings...................................................................5
Section 2.05        Special Meetings; Notice......................................................................5
Section 2.06        Quorum; Voting................................................................................6
Section 2.07        Adjournment...................................................................................6
Section 2.08        Action Without a Meeting......................................................................6
Section 2.09        Regulations; Manner of Acting.................................................................6
Section 2.10        Action by Telephonic Communications...........................................................6
Section 2.11        Resignations..................................................................................6
Section 2.12        Removal of Directors..........................................................................7
Section 2.13        Vacancies and Newly Created Directorships.....................................................7
Section 2.14        Compensation..................................................................................7
Section 2.15        Reliance on Accounts and Reports, etc.........................................................7

ARTICLE III EXECUTIVE COMMITTEE AND OTHER COMMITTEES                                                              8

Section 3.01        How Constituted...............................................................................8
Section 3.02        Powers........................................................................................8
Section 3.03        Proceedings...................................................................................9
Section 3.04        Quorum and Manner of Acting...................................................................9
Section 3.05        Action by Telephonic Communications..........................................................10
Section 3.06        Absent or Disqualified Members...............................................................10
Section 3.07        Resignations.................................................................................10
Section 3.08        Removal......................................................................................10
Section 3.09        Vacancies....................................................................................10

                                Table of Contents
                                   (continued)

                                                                                                               Page
                                                                                                               ----
ARTICLE IV OFFICERS                                                                                              11

Section 4.01        Number.......................................................................................11
Section 4.02        Election.....................................................................................11
Section 4.03        Salaries.....................................................................................11
Section 4.04        Removal and Resignation; Vacancies...........................................................11
Section 4.05        Authority and Duties of Officers.............................................................11
Section 4.06        The Chief Executive Officer..................................................................11
Section 4.07        The Vice Presidents..........................................................................12
Section 4.08        The Secretary................................................................................12
Section 4.09        The Chief Financial Officer..................................................................13
Section 4.10        The Treasurer................................................................................14
Section 4.11        Additional Officers..........................................................................14
Section 4.12        Security.....................................................................................15

ARTICLE V CAPITAL STOCK                                                                                          15

Section 5.01        Certificates of Stock; Uncertificated Shares.................................................15
Section 5.02        Signatures; Facsimile........................................................................15
Section 5.03        Lost, Stolen or Destroyed Certificates.......................................................15
Section 5.04        Transfer of Stock............................................................................15
Section 5.05        Record Date..................................................................................16
Section 5.06        Registered Stockholders......................................................................17
Section 5.07        Transfer Agent and Registrar.................................................................17

ARTICLE VI INDEMNIFICATION                                                                                       17

Section 6.01        Nature of Indemnity..........................................................................17
Section 6.02        Successful Defense...........................................................................18
Section 6.03        Determination That Indemnification Is Proper.................................................18
Section 6.04        Advance Payment of Expenses..................................................................19
Section 6.05        Procedure for Indemnification of Directors and Officers......................................19
Section 6.06        Survival; Preservation of Other Rights.......................................................20
Section 6.07        Insurance....................................................................................20
Section 6.08        Severability.................................................................................20

ARTICLE VII OFFICES                                                                                              21

Section 7.01        Registered Office............................................................................21
Section 7.02        Other Offices................................................................................21

ARTICLE VIII GENERAL PROVISIONS                                                                                  21

Section 8.01        Dividends....................................................................................21

                                Table of Contents
                                   (continued)

                                                                                                               Page
                                                                                                               ----
Section 8.02        Reserves.....................................................................................21
Section 8.03        Execution of Instruments.....................................................................22
Section 8.04        Corporate Indebtedness.......................................................................22
Section 8.05        Deposits.....................................................................................22
Section 8.06        Checks.......................................................................................22
Section 8.07        Sale, Transfer, etc. of Securities...........................................................22
Section 8.08        Voting as Stockholder........................................................................23
Section 8.09        Fiscal Year..................................................................................23
Section 8.10        Seal.........................................................................................23
Section 8.11        Books and Records; Inspection................................................................23
Section 8.12        Definitions..................................................................................23

ARTICLE IX AMENDMENT OF BY-LAWS                                                                                  24

Section 9.01        Amendment....................................................................................24

ARTICLE X CONSTRUCTION                                                                                           24

Section 10.01       Construction.................................................................................24

                          REMINGTON ARMS COMPANY, INC.
                     (formerly RACI Acquisition Corporation)

                                     BY-LAWS

                  As amended and restated on February 12, 2003.

     Certain defined terms used herein without definition shall have the meanings set forth in Section 8.12.

                                    ARTICLE I

                                  STOCKHOLDERS

     Section 1.01 Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, either within or without the State of Delaware, and at such time as shall be designated for the first regularly-scheduled meeting of the Board of Directors in each calendar year, or at such other date and hour as may be fixed from time to time by resolution of the Board of Directors and set forth in the Notice or Waiver of Notice of the meeting. [Section 211(a), (b).]/1/

     Section 1.02 Special Meetings. Special meetings of the stockholders may be called at any time by the Chief Executive Officer (or, in the event of his or her absence or disability, by any Vice President) or by the Board of Directors. A special meeting shall be called by the Chief Executive Officer (or, in the event of his or her absence or disability, by any Vice President) or by the Secretary, immediately upon receipt of a written request therefor by stockholders holding in the aggregate not less than a majority of the outstanding shares of the Corporation at the time entitled to vote at any meeting of the stockholders. If such officers or the Board of Directors shall fail to call such meeting within 20 days after receipt of such request, any stockholder executing such request may call such meeting. Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, as shall be specified in the respective notices or waivers of notice thereof. [Section 211(d).]

     Section 1.03 Notice of Meeting; Waiver. The Secretary or any Assistant Secretary shall cause written notice of the place, date and hour of each meeting of the

----------
/1/ Citations are the General Corporation Law of the State of Delaware as in effect on September 1, 1998 (the "DGCL"), and are inserted for reference only, and do not constitute a part of the By-Laws.

stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than ten nor more than sixty days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the record of stockholders of the Corporation, or, if he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at such other address. Such further notice shall be given as may be required by law.

     No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. [Sections 222, 229.]

     Section 1.04 Quorum. Except as otherwise required by law or by the Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting. [Section 216.]

     Section 1.05 Voting. If, pursuant to Section 5.05 of these By-Laws, a record date has been fixed, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in his name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law or by the Certificate of Incorporation or by these By-Laws, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting. [Sections 212(a), 216.]

     Section 1.06 Voting by Ballot. No vote of the stockholders need be taken by written ballot unless otherwise required by law. Any vote which need not be taken by ballot may be conducted in any manner approved by the meeting.

     Section 1.07 Adjournment. If a quorum is not present at any meeting of the stockholders, the stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than thirty days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.05 of these By-Laws, a notice of the adjourned meeting, conforming to the requirements of Section 1.03 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting. [Section 222(c).]

     Section 1.08 Proxies. Any stockholder entitled to vote at any meeting of the stockholders or to express consent to or dissent from corporate action in writing without a meeting may authorize another person or persons to vote at any such meeting and express such consent or dissent for him by proxy. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by telegram, cablegram or other electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. [Section 212(b), (c), (d), (e).]

     Section 1.09 Organization; Procedure. At every meeting of stockholders the presiding officer shall be the Chief Executive Officer or, in the event of his absence or disability, a presiding officer chosen by a majority of the stockholders present in person or by proxy. The Secretary, or in the event of his absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as Secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such presiding officer.

     Section 1.10 Consent of Stockholders in Lieu of Meeting. To the fullest extent permitted by law, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, such action may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. [Section 228(a), (c).]

                                   ARTICLE II

                               BOARD OF DIRECTORS

     Section 2.01 General Powers. Except as may otherwise be provided by law, by the Certificate of Incorporation or by these By-Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation. [Section 141(a).]

     Section 2.02 Number and Term of Office. During the term of the Shareholders Agreement, the number of Directors constituting the entire Board of Directors shall be fixed as set forth in the Shareholders Agreement. Following the expiration of the Shareholders Agreement, the number of Directors constituting the entire Board of Directors shall be such number of Directors as in office at the time of such expiration, which number may be modified from time to time by resolution of the Board of

Directors, but in no event shall the number of Directors be less than one (1). Each Director (whenever elected) shall hold office until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. [Section 141(b).]

     Section 2.03 Election of Directors. Except as otherwise provided in Sections 2.12 and 2.13 of these By-Laws, the Directors shall be elected at each annual meeting of the stockholders. If the annual meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon the thereafter as convenient. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election. [Sections 211(b), (c), 216.]

     Section 2.04 Annual and Regular Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given, provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telegram, radio or cable, to each Director who shall not have been present at the meeting at which such action was taken, addressed to him at his usual place of business, or shall be delivered to him personally. Notice of such action need not be given to any Director who attends the first regular meeting after such action is taken without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting. [Sections 141(g), 229.]

     Section 2.05 Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chief Executive Officer (or in the event of his absence or disability, by any Vice President) or by a majority of the Directors then in office, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on 24 hours' notice, if notice is given to each Director personally or by telephone or telegram, or on five days' notice, if notice is mailed to each Director, addressed to him at his usual place of business. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat. [Sections 141 (g), 229.]

     Section 2.06 Quorum; Voting. At all meetings of the Board of Directors, the presence of a majority of the total then authorized number of Directors shall constitute a quorum for the transaction of all business. The vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except (i) as otherwise required by law [Section 141(b).], (ii) during the term of the Shareholders Agreement and prior to the occurrence of an Ownership Change Event, the affirmative vote of nine Directors is required for any Supermajority Voting Matters, and (iii) during the term of the Shareholders Agreement and following the occurrence of an Ownership Change Event, the affirmative vote of at least 73% of the Directors then in office is required for the appointment and removal of the Chief Executive Officer of the Corporation.

     Section 2.07 Adjournment. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.05 shall be given to each Director.

     Section 2.08 Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors. [Section 141(f).]

     Section 2.09 Regulations; Manner of Acting. To the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

     Section 2.10 Action by Telephonic Communications. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(i).]

     Section 2.11 Resignations. Any Director may resign at any time by delivering a written notice of resignation, signed by such Director, to the Chief Executive Officer or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. [Section 141(b).]

     Section 2.12 Removal of Directors. Any Director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote for the election of such Director. Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting by the stockholders entitled to vote for the election of the Director so removed in accordance with Section
2.13 hereof. If such stockholders do not fill such vacancy at such meeting (or in the written instrument effecting such removal, if such removal was effected by consent without a meeting), such vacancy may be filled in the manner provided in Section 2.13 of these By-Laws. [Section 141(k).]

     Section 2.13 Vacancies and Newly Created Directorships. If any vacancies shall occur in the Board of Directors, by reason of death, resignation, removal or otherwise, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act, and such vacancies and newly created directorships may be filled by a majority of the Directors then in office, although less than a quorum. A Director elected to fill a vacancy or a newly created directorship shall hold office until his successor has been elected and qualified or until his earlier death, resignation or removal. Any such vacancy or newly created directorship may also be filled at any time by vote of the stockholders. [Sections 141(b), 223.]

     Section 2.14 Compensation. The amount, if any, which each Director shall be entitled to receive as compensation for his services as such shall be fixed from time to time by resolution of the Board of Directors, provided that (a) no director who is an officer or employee of CDR or BRS at any time that CDR or BRS, as the case may be, is providing consulting services to the Corporation or one or more of its subsidiaries and (b) no director who is an officer or employee of the Corporation, shall be entitled to receive any compensation for his or her services as a Director (although such Director shall be entitled to be reimbursed for any reasonable out-of-pocket expenses incurred in connection with his or her services as a Director). [Section 141(h).]

     Section 2.15 Reliance on Accounts and Reports, etc. A Director, or a member of any Committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or Committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation. [Section 141(e).]

                                   ARTICLE III

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

     Section 3.01 How Constituted. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more Committees, including an Executive Committee, each such Committee to consist of such number of Directors as from time to time may be fixed by the Board of Directors, provided that during the term of the Shareholders Agreement, the Executive Committee will consist of four Directors, and the composition of the Executive Committee will be as provided in the Shareholders Agreement. Any Committee may be abolished or redesignated from time to time by the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any such Committee (excluding, during the term of the Shareholders Agreement, the Executive Committee), who may replace any absent or disqualified member or members at any meeting of such Committee. After the termination of the Shareholders Agreement, members (and alternate members, if any) of each such Committee may be designated at the annual meeting of the Board of Directors. Each member (and each alternate member) of any such Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his successor shall have been designated or until he shall cease to be a Director, or until his earlier death, resignation or removal. [Section 141(b),(c).]

     Section 3.02 Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee, except as otherwise provided in this section, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation. Each such other Committee, except as otherwise provided in this section, shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors. Neither the Executive Committee nor any such other Committee shall have the power or authority:

          (a) to amend the Certificate of Incorporation (except that a Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the DGCL, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

          (b) to adopt an agreement of merger or consolidation or a certificate of ownership or merger;

          (c) to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

          (d) to recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution;

          (e)     to declare a dividend;

          (f)     to authorize the issuance of stock;

          (g) to appoint or remove the Chief Executive Officer, the Chief Financial Officer or any Vice President of the Corporation or a Director;

          (h)     to authorize any new compensation or benefit program;

          (i) to appoint or discharge the Corporation's independent public accountants;

          (j) to authorize the annual operating plan, annual capital expenditure plan and strategic plan;

          (k)     to abolish or usurp the authority of the Board of Directors;

          (l) during the term of the Shareholders Agreement and prior to the occurrence of an Ownership Change Event, any Supermajority Voting Matters; or

          (m)     to amend these By-Laws of the Corporation.

The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to any or all papers which may require it. [Section 141(c).]

     Section 3.03 Proceedings. Each such Committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

     Section 3.04 Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total then authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such. [Section 141(b), (c), (f).]

     Section 3.05 Action by Telephonic Communications. Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(i).]

     Section 3.06 Absent or Disqualified Members. In the absence or disqualification of a member of any Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member so long as Section 3.01 is complied with in respect of the Executive Committee. [Section 141(c).]

     Section 3.07 Resignations. Any member (and any alternate member) of any Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery. [Section 141(b).]

     Section 3.08 Removal. Any member (and any alternate member) of any Committee may be removed at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors, so long as Section 3.01 is complied with in respect of the Executive Committee.

     Section 3.09 Vacancies. If any vacancy shall occur in any Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.

                                   ARTICLE IV

                                    OFFICERS

     Section 4.01 Number. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, one or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors also may elect a Chief Financial Officer and one or more Assistant Secretaries and Assistant Treasurers in such numbers as the Board of Directors may determine. Any number of offices may be held by the same person. No officer need be a Director of the Corporation. [Section 142(a), (b).]

     Section 4.02 Election. Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Each officer shall hold office until his successor has been elected and qualified, or until his earlier death, resignation or removal. In the event of a vacancy in the office of a Vice President, Secretary, Assistant Secretary, Treasurer, or Assistant Treasurer, the Chief Executive Officer may appoint a replacement to serve until the next meeting of the Board of Directors where a successor is elected and qualified. [Section 142(b).]

     Section 4.03 Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

     Section 4.04 Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors. [Section 142(b), (e).]

     Section 4.05 Authority and Duties of Officers. The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these By-Laws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law. [Section 142(a).]

     Section 4.06 The Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the stockholders at which he is present, shall be the chief executive officer of the Corporation, shall have, subject to the direction of, and pursuant to resolutions approved by, the Board of Directors, general control and supervision of the policies and operations of the Corporation, shall see that all orders and resolutions of the Board of Directors are carried, into effect and shall report to the Board of Directors. He shall manage and administer the Corporation's business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a chief executive officer of a corporation. He shall have the authority to sign in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation, and together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation is affixed. He shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent elected or appointed by the Chief Executive Officer or the Board of Directors. The Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 4.07 The Vice Presidents. Each Vice President shall perform such duties and exercise such powers as may be assigned to him from time to time by the Chief Executive Officer. In the absence of a Chief Executive Officer, the duties of the Chief Executive Officer shall be performed and his powers may be exercised by such Vice President as shall be designated by the Chief Executive Officer, or failing such designation, such duties shall be performed and such powers may be exercised by each Vice President in order of his earliest election to that office; subject in any case to review and superseding action by the Chief Executive Officer.

     Section 4.08 The Secretary. The Secretary shall have the following powers and duties:

          (a) He shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

          (b) He shall cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by law.

          (c) Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, he shall furnish a copy of such resolution to the members of such Committee.

          (d) He shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these By-Laws, and when so affixed he may attest the same.

          (e) He shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these By-Laws.

          (f) He shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

          (g) He shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

          (h) He shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these By-Laws or as may be assigned to him from time to time by the Board of Directors or the Chief Executive Officer.

     Section 4.09 The Chief Financial Officer. The Chief Financial Officer shall be the chief financial officer of the Corporation and shall have the following powers and duties:

          (a) He shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

          (b) He shall render to the Board of Directors whenever requested, a statement of the financial condition of the Corporation and of all his transactions as Chief Financial Officer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

          (c) He shall be empowered from time to time to require from all officers or agents of the Corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation.

          (d) He shall perform, in general, all duties incident to the office of chief financial officer and such other duties as may be specified in these By-Laws or as may be assigned to him from time to time by the Board of Directors or the Chief Executive Officer.

          (e) The Chief Financial Officer shall report to the Chief Executive Officer.

          (f) The Chief Executive Officer shall carry out all of the duties and responsibilities under this Section 4.09 if the Corporation has no Chief Financial Officer.

     Section 4.10 The Treasurer. The Treasurer shall be the treasurer of the Corporation and shall have the following powers and duties:

          (a) He shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositories as shall be selected in accordance with Section 8.05 of these By-Laws.

          (b) He shall cause the moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.06 of these By-Laws) upon the authorized depositories of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

          (c) He may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

          (d) He shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these By-Laws or as may be assigned to him from time to time by the Board of Directors or the Chief Financial Officer, to whom he shall report.

     Section 4.11 Additional Officers. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him, for or without cause. [Section 142(a), (b).]

     Section 4.12 Security. The Board of Directors may require any officer, agent or employee of the Corporation to provide security for the faithful performance of his duties, in such amount and of such character as may be determined from time to time by the Board of Directors. [Section 142(c).]

                                    ARTICLE V

                                  CAPITAL STOCK

     Section 5.01 Certificates of Stock; Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation, by the Chief Executive Officer or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws. [Section 158.]

     Section 5.02 Signatures; Facsimile. Any or all of such signatures on the certificate referred to in Section 5.01 may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. [Section 158.]

     Section 5.03 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate. [Section 167.]

     Section 5.04 Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the DGCL. Subject to the provisions of the Certificate of Incorporation and these By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation. [Section 151(f).]

     Section 5.05 Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty nor less than ten days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. [Section 213.]

     Section 5.06 Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so. [Section 159.1

     Section 5.07 Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

                                   ARTICLE VI

                                 INDEMNIFICATION

     Section 6.01 Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor
(1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding the foregoing but subject to Section 6.05, the Corporation shall not be obligated to indemnify a director or officer of the Corporation in respect of a Proceeding (or part thereof) instituted by such director or officer, unless (i) such Proceeding (or part thereof) has been authorized by the Board of Directors or (ii) such Proceeding is pursuant to a Consulting Agreement or an Indemnification Agreement.

     The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. [Section 145(a),(b).]

     Section 6.02 Successful Defense. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section
6.01 hereof or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith. [Section 145(c).]

     Section 6.03 Determination That Indemnification Is Proper. Any indemnification of a director or officer of the Corporation under Section 6.01 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Section 6.01 hereof. Any indemnification of an employee or agent of the Corporation under Section 6.01 (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01. Any such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or, if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

     Section 6.04 Advance Payment of Expenses. Expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

     Section 6.05 Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Sections 6.01 and 6.02, or advance of costs, charges and expenses to such person under Section
6.04 of these By-Laws, shall be made promptly, and in any event within 30 days, upon the written request of such person. If a determination by the Corporation that such person is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article shall be enforceable by the indemnified person in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.04 of this Article where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01 of this Article, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 6.01 of this Article, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 6.06 Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director and officer who serves in any such capacity at any time while these provisions as well as the relevant provisions of the Delaware Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director or officer.

     The indemnification and advancement of expenses provided by this Article VI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 6.07 Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire Board of Directors. [Section 145(g).]

     Section 6.08 Severability. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

                                   ARTICLE VII

                                     OFFICES

     Section 7.01 Registered Office. The registered office of the Corporation in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle.

     Section 7.02 Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     Section 8.01 Dividends. Subject to any applicable provisions of law, the Certificate of Incorporation and the other provisions of these By-Laws, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation's Capital Stock.

     A member of the Board of Directors, or a member of any Committee designated by the Board of Directors shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or Committees of the Board of Directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid. [Sections 170, 172, 173.]

     Section 8.02 Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve. [Section 171.]

     Section 8.03 Execution of Instruments. The Chief Executive Officer, any Vice President, the Chief Financial Officer, the Secretary or Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors or the Chief Executive Officer may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

     Section 8.04 Corporate Indebtedness. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors or, to the extent the Executive Committee has the power to authorize such loan or evidence of indebtedness, the Executive Committee. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors or the Executive Committee, as the case may be, shall authorize. When so authorized by the Board of Directors or the Executive Committee, as the case may be, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

     Section 8.05 Deposits. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors or the Chief Executive Officer or by such officers or agents as may be authorized by the Board of Directors or the Chief Executive Officer to make such determination.

     Section 8.06 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors or the Chief Executive Officer from time to time may determine.

     Section 8.07 Sale, Transfer, etc. of Securities. To the extent authorized by the Board of Directors, the Chief Executive Officer, any Vice President, the Chief Financial Officer, the Secretary or the Treasurer or any other officers designated by the Board of Directors or the Chief Executive Officer may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

     Section 8.08 Voting as Stockholder. As directed by resolution of the Board of Directors or the Executive Committee, (a) the Chief Executive Officer or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock, and (b) such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

     Section 8.09 Fiscal Year. The fiscal year of the Corporation shall commence on the first day of January of each year (except for the Corporation's first fiscal year which shall commence on the date of incorporation) and shall terminate in each case on the last day of December.

     Section 8.10 Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware". The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

     Section 8.11 Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

     Section 8.12 Definitions.

     "BRS": Bruckmann, Rosser, Sherrill & Co., L.L.C., a Delaware limited liability company.

     "CDR": Clayton, Dubilier & Rice, Inc., a Delaware corporation.

     "Committee": See Section 3.01.

     "Consulting Agreement": the Consulting Agreement, dated as of February 12, 2003, among the Corporation, Remington Arms Company, Inc. and Bruckmann, Rosser, Sherrill & Co., L.L.C., as amended from time to time, or the Amended and Restated Consulting Agreement, dated as of January 1, 2001, among the Corporation, Remington and Clayton, Dubilier & Rice, Inc., as amended from time to time.

     "Executive Committee": See Section 3.01.

     "Indemnification Agreement": the Indemnification Agreement, dated as of February 12, 2003, among the Corporation, Remington Arms Company, Inc., Bruckmann, Rosser, Sherrill & Co., L.L.C., and Bruckmann, Rosser, Sherrill & Co. II, L.P., or the Indemnification Agreement, dated as of November 30, 1993, among the Corporation, Remington Arms Company, Inc., Clayton, Dubilier & Rice, Inc. and The Clayton & Dubilier Private Equity Fund IV Limited Partnership.

     "Ownership Change Event": As defined in the Shareholders Agreement.

     "Shareholders Agreement": The Shareholders Agreement, dated as of February 12, 2003, among RACI Holding, Inc., a Delaware corporation, Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership, and The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership, as amended from time to time in accordance with the terms thereof.

     "Supermajority Voting Matters": As defined in the Shareholders Agreement.

                                   ARTICLE IX

                              AMENDMENT OF BY-LAWS

     Section 9.01 Amendment. These By-Laws may be amended, altered or repealed

          (a) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; or

          (b) at any regular or special meeting of the stockholders if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting. [Section 109(a).]

                                    ARTICLE X

                                  CONSTRUCTION

     Section 10.01 Construction. In the event of any conflict between the provisions of these By-Laws as in effect from time to time and the provisions of the certificate of incorporation of the Corporation as in effect from time to time, the provisions of such certificate of incorporation shall be controlling.

                                                                       Exhibit D

                                    DELAWARE
                                 The First State

                                                                          PAGE 1

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "RACI HOLDING, INC." AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF INCORPORATION, FILED THE TWENTY-FIRST DAY OF OCTOBER, A.D. 1993, AT 1 O'CLOCK P.M.

     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FIRST DAY OF JUNE, A.D. 1995, AT 12 O'CLOCK P.M.

     CERTIFICATE OF AMENDMENT, FILED THE TWELFTH DAY OF FEBRUARY, A.D. 2003, AT 4 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

[SEAL]

                                                      /s/ Harriet Smith Windsor
                                                      --------------------------
                                                      Harriet Smith Windsor,
                                                      Secretary of State

                                                         AUTHENTICATION: 2258410
                                                                  DATE: 02-13-03

2356121 8100H
030096521

   STATE OF DELAWARE
  SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:00 PM 10/21/1993
 733294013 - 2356121

                          CERTIFICATE OF INCORPORATION

                                       OF

                               RACI HOLDING, INC.

          FIRST: The name of the Corporation is RACI Holding, Inc.

          SECOND: The Corporation's registered office in the State of Delaware is at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

          THIRD: The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 10,000,000 shares, consisting of 5,000,000 shares of Class A Common Stock, par value $.01 per share (herein called "Class A Common Stock"), 5,000,000 shares of Class B Common Stock, par value $.01 per share (herein called "Class B Common Stock").

          Rights and Privileges of the Common Stock

          As used herein, the term "Common Stock" shall include the Class A Common Stock and the Class B Common Stock. Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

          1. VOTING RIGHTS.

          Except as otherwise required by law or as otherwise provided herein, on all matters submitted to the Corporation's stockholders, (i) the holders of Class A Common Stock will be entitled to one vote per share and (ii) the holders of Class B Common Stock will have no right to vote.

          2. DIVIDENDS.

          When and as dividends ere declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Class A Common Stock and the holders of Class B Common Stock will be entitled to share equally, share for share, in such dividends, provided that if dividends are declared which are payable in shares of Class A Common Stock or Class B Common Stock, dividends will be declared which are payable at the same rate on each class of stock, and the dividends payable in shares of Class A Common Stock will be payable to holders of Class A Common Stock, and the dividends payable in shares of Class B Common Stock will be payable to holders of Class B Common Stock.

          3. CONVERSION AND EXCHANGE.

          3A. Conversion of Class B Common Stock. Each record holder of Class B Common Stock is entitled to convert any or all of the shares of such holder's Class B Common Stock into the same number of shares of Class A Common Stock, provided that no holder of Class B Common Stock is entitled to convert any share or shares of Class B Common Stock to the extent that, as a result of such conversion, such holder or its Affiliates would directly or indirectly own, control or have power to vote a greater quantity of securities of any kind issued by the Corporation than such holder and its Affiliates are permitted to own, control or have power to vote under any law, regulation, order, rule or other requirement of any governmental authority at any time applicable to such holder and its Affiliates.

          3B. Exchange of Class A Common Stock. Each record holder of Class A Common Stock is entitled to exchange any or all of the shares of such holder's Class A Common Stock for the same number of shares of Class B Common Stock, provided that no holder of Class A Common Stock is entitled to exchange any share or shares of Class A Common Stock unless such holder or its Affiliates would directly or indirectly own, control or have power to vote a greater quantity of securities of any kind issued by the Corporation then such holder and its Affiliates are permitted to own, control or have power to vote under any law, regulation, order, rule or other requirement of any governmental authority at any time applicable to such holder and its Affiliates if such shares were not exchanged.

          3C. Certain Conversion and Exchange Procedures. (1) Each conversion of shares of Class B Common Stock into shares of Class A Common Stock and each exchange of shares of Class A Common Stock for shares of Class B Common Stock will be effected by the surrender of the certificate or certificates representing the shares to be converted or exchanged, as the case may be, at the principal office of the Corporation or the transfer agent designated by the Corporation, if any, at any time during normal business hours, together with a written notice by the holder of such shares stating either (A} the number of shares of Class B Common Stock that such holder desires to convert into Class A Common Stock and that upon such conversion such holder, together with its Affiliates, will not directly or indirectly own, control or have the power to vote a greater quantity of securities of any kind issued by the Corporation than such holder and its Affiliates are permitted to own, control or have the power to vote under any applicable law, regulation, order, rule or other governmental requirement (and such statement will obligate the Corporation to issue such Class A Common Stock), or (B) the number of shares of Class A Common Stock that such holder desires to exchange for Class B Common Stock and that such exchange is required in order for such holder and its Affiliates to comply with applicable laws, regulations, orders, rules or other governmental requirements as contemplated by paragraph 3B of this Article Fourth (and such statement will obligate the Corporation to issue such Class B Common Stock). Such conversion or exchange will be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of any such holder with respect to the converted Class B Common Stock or exchanged class A Common Stock, as the case may be, will cease and the person or persons in whose name or names the certificate or certificates for shares of Class A Common Stock or Class B Common Stock, as the case may be, are to be issued upon such conversion or exchange will be deemed to have become the holder or holders of record of the shares of Class A Common Stock or Class B Common Stock, as the case may be, represented thereby.

          (ii) Promptly after such surrender and the receipt of the written notice referred to in subparagraph (i) above, the Corporation will issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Class A Common Stock or Class B Common Stock, as the case may be, issuable upon such conversion or exchange and a certificate representing any Class A Common Stock or Class B Common Stock, as the case may be, which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion or exchange but which was not converted or exchanged. The Corporation shall be entitled to rely upon any written notice delivered pursuant to subparagraph (i) above and such notice shall, in the absence of fraud, be binding and conclusive upon the Corporation.

          4. MISCELLANEOUS PROVISIONS APPLICABLE TO COMMON STOCK.

          4A. Transfers. The Corporation will not close its books against the transfer of Class B Common Stock or Class A Common Stock in any manner that would interfere with the timely conversion of Class B Common Stock or exchange of Class A Common Stock.

          4B. Subdivisions and Combinations of Shares. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be proportionately subdivided or combined.

          4C. Issuance Costs. The issuance of certificates for Class A Common Stock upon conversion of Class B Common Stock or for Class B Common Stock upon exchange for Class A Common Stock will be made without charge to the holder or holders of such shares for any issuance tax (except stock transfer taxes) in respect thereof or other cost incurred by the Corporation in connection with such conversion or exchange and the related issuance of Class A Common Stock or Class B Common Stock, as the case may be.

          5. DEFINITIONS.

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided that, for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding any other provision herein, the

Board of Directors shall in its good faith determine whether any party shall be deemed an "Affiliate" of any Person for purposes of this Certificate of Incorporation and such determination shall be binding and conclusive upon the Corporation.

          "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          FIFTH: The name and mailing address of the incorporator is as follows:

          Julie A. Fergang
          c/o Debevoise & Plimpton
          875 Third Avenue
          New York, New York 10022

          SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

          (a) The number of directors of the Corporation shall be fixed and may be altered from time to time in the manner provided in the By-Laws, and vacancies in the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors may be filled, and directors may be removed, as provided in the By-Laws.

          (b) The election of directors may be conducted in any manner approved by the stockholders at the time when the election it held and need not be by ballot.

          (c) All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Certificate of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

          (d) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Certificate of Incorporation shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.

          (e) The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws of the Corporation, except to the extent that the By-Laws or this Certificate of Incorporation otherwise provide or to the extent that the provisions of the By-Laws would conflict with the provisions of this Certificate of Incorporation.

          SEVENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the law of the State of Delaware, and all rights herein conferred upon stockholders or directors are granted subject to this reservation.

          IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make and file this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 21st day of October, 1993.

                                                     /s/ Julie A. Fergang
                                                     ------------------------
                                                     Julie A. Fergang

STATE OF NEW YORK    )
                     :   ss.:
COUNTY OF NEW YORK   )

          BE IT REMEMBERED that on the 21st day of October, 1993, personally appeared before me, Mary Anne Armstrong, a notary public for the State of New York, Julie A. Fergang, the party to the foregoing Certificate of Incorporation, known to me personally to be such, and acknowledged said Certificate of Incorporation to be their act and deed and that the facts therein stated are true.

          GIVEN under my hand and seal of office the day and year aforesaid.

[SEAL]
                                              MARY ANNE ARMSTRONG
                                              NOTARY PUBLIC, State of New York
                                              No. 30-4733194
                                              Qualified in Nassau County
                                              Cert. filed in New York County
                                              Commission Expires June 30, 1995

                                              /s/ Mary Anne Armstrong
                                              -----------------------
                                              Notary Public

   STATE OF DELAWARE
  SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:00 PM 06/21/1995
  950136270 - 2356121

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                               RACI HOLDING, INC.

                            Under Section 242 of the
                          Delaware General Corporation Law

          RACI HOLDING, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:

          1. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 21, 1993.

          2. The Certificate of Incorporation of the Corporation is hereby amended, as authorized by Section 242 of the General Corporation Law of the State of Delaware, to reduce the total number of shares of all classes of stock that the Corporation shall have authority to issue.

          3. To effect such amendment, Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:

          "FOURTH: The total number of shares of all classes of stock that the Corporation shall have authority to issue is 2,500,000 shares, consisting of 1,250,000 shares of Class A Common Stock, par value $.01 per share (herein called "Class A Common Stock"), and 1,250,000 shares of Class B Common Stock, par value $.01 per share (herein called "Class B Common Stock")."

          4. The foregoing amendment of the Certificate of Incorporation of the Corporation has been duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, by vote of the majority of the Board of Directors and by written consent of the sole stockholder of the Corporation.

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by Thomas L. Millner, its President, and attested by Robert W. Haskin, Jr., its Vice President and Secretary, this 19th day of June, 1995.

                                                   /s/ Thomas L. Millner
                                                   -----------------------------
                                                   Thomas L. Millner
                                                   President

Attest:

/s/ Robert W. Haskin, Jr.
-------------------------------
Robert W. Haskin, Jr.
Vice President and Secretary

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 04:00 PM 02/12/2003
                                                          030095326 - 2356121

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                               RACI HOLDING, INC.

                            Under Section 242 of the
                General Corporation Law of the State of Delaware

          RACI Holding, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law") hereby certifies as follows:

          1. The date of filing of its Certificate of Incorporation with the Secretary of State of the State of Delaware was October 21, 1993, as amended by a Certificate of Amendment of the Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June 21, 1995.

          2. The Certificate of Incorporation of the Corporation, as amended, is hereby amended, as authorized by Section 242 of the General Corporation Law, by adding a new section (f) immediately subsequent to section (e) of Article SIXTH, which shall read in its entirety as follows:

          "(f) The Corporation elects not be governed by Section 203 of the General Corporation Law of the State of Delaware, "Business Combinations With Interested Stockholders", as permitted under and pursuant to subsection (b)(3) of Section 203 of the General Corporation Law of the State of Delaware."

          3. The foregoing amendment of the Certificate of Incorporation of the Corporation has been duly adopted in accordance with Sections 228 and 242 of the General Corporation Law, by the unanimous written consent of the Board of Directors and by written consent of the stockholders of the Corporation.

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by Mark L. Little, its Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer, and attested by Samuel G. Grecco, its Vice President and Corporate Secretary, this 12th day of February, 2003.

                                        /s/ Mark L. Little
                                        -----------------------------
                                        Mark L. Little
                                        Executive Vice President,
                                        Chief Financial Officer,
                                        Chief Administrative Officer and
                                        Treasurer

Attest:

/s/ Samuel G. Grecco
-------------------------------
Samuel G. Grecco
Vice President and Corporate Secretary

                                                                       Exhibit E

                                    DELAWARE
                                 The First State

          I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "REMINGTON ARMS COMPANY, INC." AS RECEIVED AND FILED IN THIS OFFICE.

          THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

          CERTIFICATE OF INCORPORATION, FILED THE TWENTY-FIRST DAY OF OCTOBER, A.D. 1993, AT 1 O'CLOCK P.M.

          CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "RACI ACQUISITION CORPORATION" TO "REMINGTON ARMS COMPANY, INC.", FILED THE FIRST DAY OF DECEMBER, A.D. 1993, AT 1:21 O'CLOCK P.M.

          AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

[SEAL]

                                               /s/ Harriet Smith Windsor
                                               ---------------------------------
                                               Harriet Smith Windsor,
                                               Secretary of State

                                                         AUTHENTICATION: 2201474
                                                                  DATE: 01-13-03

2356123   8100H
030024710

                                                          STATE  Of  DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 01:00 PR 10/21/1933
                                                           733294041 - 2356123

                          CERTIFICATE OF INCORPORATION

                                       OF

                          RACI ACQUISITION CORPORATION

          FIRST: The name of the Corporation is RACI Acquisition Corporation.

          SECOND: The Corporation's registered office in the State of Delaware is at Corporation Trust Center, 1209 Orange Street in the city of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

          THIRD: The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, par value $.01 per share.

          FIFTH: The name and mailing address of the incorporator is as follow:

                Julie A. Fergang
                c/o Debevoise & Plimpton
                875 Third Avenue
                New York, New York 10022

          SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

          (a) The number of directors of the Corporation shall be fixed and may be altered from time to time in the manner provided in the By-Laws, and vacancies In the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors may be filled, and directors may be removed, as provided in the By-Laws.

          (b) The election of directors may be conducted in any manner approved by the stockholders at the time when the election is held and need not be by ballot.

          (c) All corporate powers and authority of the corporation (except as at the time otherwise provided by law, by this Certificate of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

          (d) The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws of the Corporation, except to the extent that the By-Laws or this Certificate of Incorporation otherwise provide.

          (e) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Certificate of Incorporation shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.

          SEVENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred upon stockholders or directors are granted subject to this reservation.

          IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make and file this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 21st day of October, 1993.

                                        /s/ Julie A. Fergang
                                        ---------------------------
                                        Julie A. Fergang

STATE 0F NEW YORK      )
                       : ss.:
COUNTY OF NEW YORK     )

          BE IT REMEMBERED that on the 21st day of October, 1993 personally appeared before me, Maryanne Armstrong, a notary public for the State of New York, Julie A. Fergang, the party to the foregoing Certificate of Incorporation, known to me personally to be such, and acknowledged the said Certificate to be her act and deed and that the facts therein stated are true.

          GIVEN under my hand and seal of office the day and year aforesaid.


[SEAL]                                          MARY ANNE ARMSTRONG
                                                NOTARY PUBLIC, State of New York
                                                  No. 30-4733194
                                                Qualified in Nassau County
                                                Cert. filed in New York County
                                                Commission expires June 30, 1995


                                                 /s/ Maryanne Armstrong
                                                 ----------------------------
                                                 Notary Public

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 01:21 PM 12/01/1993
                                                         723335079 - 2356123

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                          RACI ACQUISITION CORPORATION

                            Under Section 242 of the
                        Delaware General Corporation Law

          RACI ACQUISITION CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation") hereby certifies that:

          1. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 21, 1993.

          2. The Certificate of incorporation of the Corporation is hereby amended, as authorized by Section 242 of the Delaware General Corporation Law, to change the name of the Corporation to "Remington Arms Company, Inc."

          3. To effect such amendment, Article FIRST of the Certificate of Incorporation of the corporation is hereby amended to read as follows:

          "FIRST: The name of the Corporation is REMINGTON ARMS COMPANY, INC."

          4. The foregoing amendment of the certificate of Incorporation of the Corporation has been duly adopted in accordance with Sections 228, 229 and 242 of the Delaware General Corporation Law, by unanimous written consent of the Sole Stockholder of the Corporation.

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by Joseph L. Rice, its President, and attested by William A. Barbe, its Vice President and Secretary, this 23 day of November, 1993.

                                        /s/ Joseph L. Rice, III
                                        ----------------------------
                                        Joseph L. Rice, III
                                        President

Attest:

/s/ William A. Barbe
----------------------------
William A. Barbe
Vice President and Secretary

                                        2